As filed with the Securities and Exchange Commission on September 24, 2003
                                              Securities Act File No. 333-106081
                                        Investment Company Act File No. 811-4700
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM N-2
                            ________________________

[X] Registration Statement under the Securities Act of 1933
[X] Pre-Effective Amendment No. 1
[ ] Post-Effective Amendment No.
                                     and/or

[X] Registration Statement under the Investment
      Company Act of 1940
[X]   Amendment No. 32
                        (Check Appropriate Box or Boxes)
                            ________________________

                          THE GABELLI EQUITY TRUST INC.
               (Exact Name of Registrant as Specified in Charter)
                            ________________________

                              One Corporate Center
                            Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                 Bruce N. Alpert
                          The Gabelli Equity Trust Inc.
                              One Corporate Center
                            Rye, New York 10580-1422
                            (914) 921-5100 (Name and
                          Address of Agent for Service)
                            ________________________


                                        Copies to:

 Richard T. Prins, Esq.                   James McKee, Esq.                 Cynthia G. Cobden, Esq.
  Skadden, Arps, Slate,         The Gabelli Global Equity Trust Inc.      Simpson Thacher & Bartlett LLP
   Meagher & Flom LLP                   One Corporate Center                 425 Lexington Avenue
    Four Times Square                 Rye, New York 10580-1422             New York, New York 10017
 New York, New York 10036                  (914) 921-5100                       (212) 455-2000
     (212) 735-3000

                            ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box) [X] When declared effective pursuant to section 8(c).

         If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                            ________________________


                                    CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================
                                                                                   Proposed
                                                                Proposed            Maximum
                                                                 Maximum           Aggregate
                                          Amount Being       Offering Price        Offering             Amount of
Title of Securities                        Registered           Per Share          Price (1)        Registration Fee(2)
-------------------                        ----------           ---------          ---------        ----------------
___%  Series D Cumulative             40,000 Shares              $25           $1,000,000               $92
Preferred Stock
Series E Auction Rate Cumulative      100 Shares                $25,000        $2,500,000               $230
Preferred Stock

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid.

                            ________________________

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

================================================================================


                                               CROSS-REFERENCE SHEET

       N-2 Item Number                                        Location in Part A (Caption)
-------------------------------------------------------------------------------------------------------------------

PART A

1.     Outside Front Cover................................    Outside Front Cover Page

2.     Inside Front and Outside Back Cover Page...........    Outside Front
                                                              Cover Page; Inside
                                                              Front Cover Page

3.     Fee Table and Synopsis.............................    Not Applicable

4.     Financial Highlights...............................    Financial Highlights

5.     Plan of Distribution...............................    Outside Front Cover Page; Summary;
                                                              Underwriting

6.     Selling Shareholders...............................    Not Applicable

7.     Use of Proceeds....................................    Use of Proceeds; Investment Objectives and
                                                              Policies

8.     General Description of the Registrant..............    Outside Front Cover Page; Summary; The Fund;
                                                              Investment Objectives and Policies; Risk Factors
                                                              & Special Considerations; How the Fund
                                                              Manages Risk; Description of  Series D Preferred
                                                              and Series E Auction Rate Preferred; Anti-
                                                              takeover Provisions of the Charter and By-Laws

9.     Management.........................................    Outside Front Cover Page; Summary;
                                                              Management of the Fund; Custodian, Transfer
                                                              Agent, Auction Agent and Dividend-Disbursing
                                                              Agent

10.    Capital Stock,
       Long-Term Debt,
         and Other Securities.............................    Outside Front Cover Page; Summary; Investment
                                                              Objectives and Policies; Description of Series D
                                                              Preferred and Series E Auction Rate Preferred;
                                                              Description of Capital Stock and Other Securities;
                                                              Taxation; Anti-takeover Provisions of the Charter
                                                              and By-Laws

11.    Defaults and Arrears on Senior Securities..........    Not Applicable

12.    Legal Proceedings..................................    Not Applicable

13.    Table of Contents of the Statement
         of Additional Information........................    Table of Contents of the
                                                              Statement of Additional Information



PART B                                                        Location in Statement of
                                                              Additional Information
-------------------------------------------------------------------------------------------------------------------


14.    Cover Page.........................................    Outside Front Cover Page

15.    Table of Contents..................................    Outside Front Cover Page

16.    General Information and History....................    The Fund

17.    Investment Objectives and Policies.................    Investment
                                                              Objectives and
                                                              Policies;
                                                              Investment
                                                              Restrictions

18.    Management.........................................    Management of the Fund

19.    Control Persons and Principal
         Holders of Securities............................    Management of the Fund; Beneficial Owners

20.    Investment Advisory and Other Services.............    Management of the Fund

21.    Brokerage Allocation and Other Practices...........    Portfolio Transactions

22.    Tax Status.........................................    Taxation

23.    Financial Statements...............................    Financial Statements


PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED SEPTEMBER [__], 2003

PROSPECTUS                        $[_____]                        [GABELLI LOGO]

                                   The Gabelli
                                Equity Trust Inc.

             [__] Shares, [__]% Series D Cumulative Preferred Stock
                     (Liquidation Preference $25 per Share)

          [__] Shares, Series E Auction Rate Cumulative Preferred Stock
                   (Liquidation Preference $25,000 per Share)

         The Gabelli Equity Trust Inc., or the Fund, is a closed-end non-diversified management investment company that has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Fund's investments are selected by its Investment Adviser, Gabelli Funds, LLC. The Fund invests primarily in equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. We cannot assure you that the Fund's objectives will be achieved.

         This prospectus describes shares of the Fund's [__]% Series D Cumulative Preferred Stock (the "Series D Preferred"), liquidation preference $25 per share. Dividends on shares of the Series D Preferred are cumulative from such original issue date at the annual rate of [__]% of the liquidation preference of $25 per share and are payable on March 26, June 26, September 26 and December 26 in each year, commencing on [__], 2003.

         This prospectus also describes shares of the Fund's Series E Auction Rate Cumulative Preferred Stock (the "Series E Auction Rate Preferred"), liquidation preference $25,000 per share. The dividend rate for the Series E Auction Rate Preferred will vary from dividend period to dividend period. The annual dividend rate for the initial dividend period for the Series E Auction Rate Preferred will be [__]% of the liquidation preference of $25,000 per share. The initial dividend period is from the date of issuance through [__], 2003. For subsequent dividend periods, the Series E Auction Rate Preferred will pay dividends based on a rate set at auction, usually held weekly.

         The Fund offers by this prospectus, in the aggregate, $[__] million of preferred stock of either Series D Preferred, or Series E Auction Rate Preferred, or a combination of both series.

         Investing in our Series D Preferred or Series E Auction Rate Preferred involves risks. See "Risk Factors and Special Considerations" beginning on page [__].

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                        Series E
                                Series D                                Auction Rate
                                Preferred Per Share      Total          Preferred Per Share       Total
                                -------------------      -----          -------------------       -----
Public Offering Price(1)        $                        $              $                           $
Underwriting Discount(2)        $                        $              $                           $
Proceeds to the Fund
(before expenses)(3)            $                        $              $                           $

(1)  Plus accumulated dividends, if any, from [__], 2003.
(2) The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(3)  Offering expenses payable by the Fund are estimated at $ 490,000.

                                _________________


Citigroup                                                    Merrill Lynch & Co.
                             Gabelli & Company, Inc.
[__], 2003

(Continued from previous page)

         The shares of Series D Preferred and/or Series E Auction Rate Preferred being offered by this prospectus are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of any shares of Series D Preferred or Series E Auction Rate Preferred will be made in book-entry form through the facilities of The Depository Trust Company ("DTC") on or about [__], 2003.

         Application will be made to list the Series D Preferred on the New York Stock Exchange. If offered, trading of the Series D Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series D Preferred. See "Underwriting."

         The Series E Auction Rate Preferred will not be listed on an exchange. Investors may only buy or sell Series E Auction Rate Preferred through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus or in a secondary market maintained by certain broker-dealers should those broker- dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in the Series E Auction Rate Preferred and a secondary market may not provide you with liquidity.

         The net proceeds of the offering, which are expected to be [__], will be invested in accordance with the Fund's investment objectives and policies. See "Investment Objectives and Policies" beginning on page [__].

         The Fund expects that dividends paid on the Series D Preferred and Series E Auction Rate Preferred will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (income from domestic and certain foreign corporations), and
(iii) investment company taxable income (other than qualified dividend income, including short-term capital gain and interest income and non-qualified dividend income). For individuals, the maximum federal income tax rate on long-term capital gains is currently 15%, on qualified dividend income is 15%, and on other types of income is 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Series D Preferred or Series E Auction Rate Preferred will consist of long-term capital gains and qualified dividend income, which are currently taxed at lower rates for individuals than ordinary income. For a more detailed discussion, see "Taxation."

         Neither the Series D Preferred nor the Series E Auction Rate Preferred may be issued unless it is rated "Aaa" by Moody's. In addition, the Series E Auction Rate Preferred may not be issued unless it is also rated "AAA" by S&P. In order to keep these ratings, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Series D Preferred and Series E Auction Rate Preferred under guidelines established by each of Moody's and S&P. See "Description of the Series D Preferred and Series E Auction Rate Preferred -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940, as amended. If the Fund fails to maintain any of these minimum asset coverage requirements, the Fund can at its option (and in certain circumstances must) require, in accordance with its Charter and the requirements of the Investment Company Act of 1940, as amended, that some or all of its outstanding preferred stock, including the Series D Preferred and/or Series E Auction Rate Preferred, be redeemed. Otherwise, prior to [__], 2008 the Series D Preferred will be redeemable at the option of the Fund only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. Subject to certain notice and other requirements (including those set forth in Section 23(c) of the Investment Company Act of 1940, as amended), the Fund at its option may redeem (i) the Series D Preferred beginning on [__], 2008 and
(ii) the Series E Auction Rate Preferred following the initial dividend period (so long as the Fund has not designated a non-call period). In the event the Fund redeems the Series D Preferred, such redemption will be for cash at a redemption price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption. In the event the Fund redeems the Series E Auction Rate Preferred, such redemptions will be for cash, generally at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared), though in limited circumstances the Fund's Board of Directors may also declare a redemption premium.

         This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in Series D Preferred or Series E Auction Rate Preferred. You should read this prospectus and retain it for future reference.

         The Fund has also filed with the Securities and Exchange Commission a Statement of Additional Information, dated September [__], 2003, which contains additional information about the Fund. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [__] of this prospectus. You may request a free copy of the Statement of Additional Information by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the Statement of Additional Information as well as reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission on the Securities and Exchange Commission's web site (http://www.sec.gov).

         Certain persons participating in the offering of the Series D Preferred, in the event any is offered, may engage in transactions that stabilize, maintain or otherwise affect the market price of the Series D Preferred, including the entry of stabilizing bids, syndicate covering transactions or the imposition of penalty bids. For a description of these activities, see "Underwriting."

         You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Summary.............................................................
Tax Attributes of Preferred Stock
Dividends..........................................................
Financial...........................................................
Highlights..........................................................
Use of Proceeds.....................................................
The Fund............................................................
Capitalization......................................................
Investment Objectives and Policies..................................
Risk Factors and Special Considerations.............................
How the Fund Manages Risk...........................................
Management of the Fund..............................................
Portfolio Transactions..............................................
Dividends and Distributions.........................................
Description of Series D Preferred and Series E Auction Rate
  Preferred.........................................................
The Auction of Series E Auction Rate Preferred .....................
Description of Capital Stock and Other Securities...................
Taxation............................................................
Anti-takeover Provisions of the Charter and
By-Laws.............................................................
Custodian, Transfer Agent, Auction Agent and
     Dividend-Disbursing Agent......................................
Underwriting........................................................
Legal Matters.......................................................
Experts.............................................................
Additional Information..............................................
Special Note Regarding Forward-Looking Statements...................
Table of Contents of SAI............................................
Appendix A..........................................................       A-1

                      (This page intentionally left blank)


                                              SUMMARY

         This is only a summary. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated September [__], 2003 (the "SAI").

The Fund................................ The Fund is a closed-end, non-diversified, management investment company that has been in operation since August 21, 1986.  The Fund was incorporated in Maryland on May 20, 1986.  The Fund's
                                         outstanding shares of common stock, par value $.001 per share, are listed and traded on the New York Stock Exchange ("NYSE").  As of
                                         September 15, 2003, the sum of the net assets of the Fund plus the liquidation value of the Fund's outstanding preferred stock ($295 million) was approximately $1,253 million.  As of September 15, 2003, the Fund had outstanding 136,014,878  shares of common stock,
                                         6,600,000 shares of the 7.20% Tax Advantaged Series B Cumulative
                                         Preferred Stock (the "Series B Preferred") and 5,200 shares of the
                                         Series C Auction Rate Cumulative Preferred Stock (the "Series C
                                         Auction Rate Preferred").  The Fund completed its redemption of 100%
                                         of its outstanding 7.25% Tax Advantaged Cumulative Preferred Stock
                                         (the "Series A Preferred") on June 17, 2003.  The Series B Preferred
                                         and the Series C Auction Rate Preferred have the same seniority with respect to dividends and liquidation preference.

The Offering............................ The Fund offers by this prospectus, in the aggregate, $[__] million of preferred stock of either Series D Preferred or Series E Auction Rate
                                         Preferred, or a combination of both such series.  The Series D Preferred and/or Series E Auction Rate Preferred are being offered by Citigroup
                                         Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith
                                         Incorporated and Gabelli & Company, Inc., as underwriters.  Upon issuance, the Series D Preferred and the Series E Auction Rate
                                         Preferred will have seniority with respect to dividends and liquidation preference equal to the Fund's other outstanding preferred stock.  See
                                         "Description of the Series D Preferred and Series E Auction Rate
                                         Preferred."

                                         Series D Preferred. The Fund is offering [__] shares of Series D
                                         Preferred, par value $.001 per share, liquidation preference of $25 per share, at a purchase price of $25 per share. Dividends on the shares of
                                         Series D Preferred will accumulate from the date on which such shares are issued. Application has been made to list the Series D Preferred on the NYSE and it is anticipated that trading of the Series D Preferred on the NYSE will commence within 30 days from the date of issuance.

                                         Series E Auction Rate Preferred. The Fund is offering [__] shares of
                                         Series E Auction Rate Preferred, par value $.001 per share, liquidation preference $25,000 per share, at a purchase price of $25,000 per share, plus dividends, if any, that have accumulated from the commencement date of the dividend period during which such Series E Auction Rate
                                         Preferred is issued. The Fund may in the future offer additional shares of Series E Auction Rate Preferred.

                                         The Series E Auction Rate Preferred will not be listed on an exchange.
                                         Instead, investors may buy or sell Series E Auction Rate Preferred in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

                                         Generally, investors in Series D Preferred or Series E Auction Rate
                                         Preferred will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company ("DTC")
                                         or any successor) or its nominee for the account of an investor's broker-dealer will maintain record ownership of the preferred stock in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of preferred stock.

Investment Objectives
and Methodology......................... Investment Objectives.  The Fund's primary investment objective is long-term growth of capital, primarily through investment in a portfolio of equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.  Income is a secondary objective of the Fund.
                                         No assurance can be given that the Fund will achieve its investment objectives.  See "Investment Objectives and Policies."

                                         Investment Methodology. In selecting securities for the Fund, the
                                         Investment Adviser normally will consider the following factors, among others: (i) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (ii) the potential for capital appreciation of the securities; (iii) the interest or dividend income generated by the securities; (iv) the prices of the securities relative to other comparable securities; (v)
                                         whether the securities are entitled to the benefits of call protection or other protective covenants (e.g., events of acceleration or events of default for failure to comply with certain financial ratios or to satisfy other financial covenants or benchmarks); (vi) the existence of any anti-dilution protections or guarantees of the security; and (vii)
                                         the diversification of the portfolio of the Fund as to issuers. The
                                         Investment Adviser's investment philosophy with respect to equity securities seeks to identify securities of companies that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The
                                         Investment Adviser also normally evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst - something in the company's industry or indigenous to the company or country itself that will surface additional value.

                                         Portfolio Contents. Although under normal market conditions at least
                                         80% of the Fund's total assets will consist of equity securities, when a temporary defensive posture is believed by the Investment Adviser to be warranted, the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also invest up to 10% of the market value of its total assets during temporary defensive periods in shares of money market mutual funds that invest primarily in U.S. government securities and repurchase agreements in respect of those securities, which, in the absence of applicable exemptive relief are not affiliated with the Investment Adviser. Such actions on the part of the Fund may adversely affect its ability to achieve its secondary investment objective of income.

                                         The Fund may invest up to 10% of its total assets in fixed-income securities issued by U.S. and foreign corporations, governments and agencies that are rated below investment grade by primary rating services such as S&P and Moody's. These high-yield, higher-risk securities are commonly known as "junk bonds." These debt securities are predominantly speculative and involve major risk exposure to adverse conditions.

                                         The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles.
                                         Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

Dividends and Distributions............. Series D Preferred.  Dividends on the Series D Preferred, at the annual rate of  [__]% of its $25 per share liquidation preference, are cumulative from the Series D Preferred's original issue date and are payable, when, as and if declared by the Board of Directors of the
                                         Fund, out of funds legally available therefor, quarterly on March 26,
                                         June 26, September 26 and December 26 in each year, commencing on
                                         [__], 2003.

                                         Series E Auction Rate Preferred. The holders of Series E Auction Rate
                                         Preferred are entitled to receive cash dividends, stated at annual rates of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Series E Auction Rate Preferred.


                                                                          Dividend
                                                        Initial          Payment Date             Number of
                                                       Dividend         for Initial           Days of Initial
                                                          Rate         Dividend Period         Dividend Period
                                                          ----         ---------------         ---------------

                                         Series E         [__]%           [__], 2003                [__]
                                         Auction Rate
                                         Preferred......

                                         For subsequent dividend periods the Series E Auction Rate Preferred will pay dividends based on a rate set at auctions, normally held weekly. In most instances dividends are payable weekly on the first business day following the end of the dividend period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after the end of the dividend period. The Fund may, subject to certain conditions, designate special dividend periods of more (or less) than seven days. The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. Dividends on shares of Series E Auction Rate Preferred will be cumulative from the date such shares are issued and will be paid out of legally available funds.

                                         In no event will the dividend rate set at auction for the Series E
                                         Auction Rate Preferred exceed the then-maximum rate. The maximum rate means (i) in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial Paper
                                         Rate on the date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the Series E Auction Rate Preferred by Moody's and S&P or (ii) in the
                                         case of a dividend period of longer than 184 days, the applicable percentage of the Treasury Index Rate.


                                                  Moody's                    S&P                  Applicable
                                                Credit Rating            Credit Rating             Percentage
                                                -------------            -------------             ----------
                                                Aa3 or higher            AA- or higher                150%

                                                  A3 to A1                 A- to A+                  175%

                                                Baa3 to Baa1             BBB- to BBB+                250%

                                                 Below Baa3               Below BBB-                 275%

                                         See "Description of the Series D Preferred and Series E Auction Rate
                                         Preferred -- Dividends on the Series E Auction Rate Preferred --
                                         Maximum Rate." For example, calculated as of [March 31, 2003 and June
                                         30, 2003], respectively, the maximum rate for the Series E Auction Rate
                                         Preferred (assuming a rating of "Aaa" or above by Moody's and "AAA" or above by S&P) would have been approximately [__]% and [__]%, for dividend periods of 90 days, and approximately [__]% and [__]% for dividend periods of two years.*

-------------------
*     Dividend periods presented for illustrative purposes only. Actual dividend periods may be of greater or lesser duration.

                                         There is no minimum applicable rate with respect to any dividend period.

                                         Any designation of a special dividend period will be effective only if, among other things, proper notice has been given, the auction immediately preceding the special dividend period was not a failed auction and the Fund has confirmed that it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined in the applicable rating agency guidelines). See "Description of the Series D Preferred and Series E Auction Rate Preferred --
                                         Dividends on the Series E Auction Rate Preferred" and "The Auction of
                                         Series E Auction Rate Preferred."

                                         Preferred Stock Dividends. Under current law, all preferred stock of the Fund must have the same seniority as to the payment of dividends.
                                         Accordingly, no full dividend will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of outstanding preferred stock of the Fund are declared and paid. If full cumulative dividends due have not been declared and paid on all outstanding shares of preferred stock of the Fund ranking on a parity with the Series D Preferred and/or
                                         Series E Auction Rate Preferred as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including any outstanding Series D Preferred and Series E Auction Rate Preferred)
                                         will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock on the relevant dividend payment date.

                                         In the event that for any calendar year the total distributions on shares of the Fund's preferred stock exceed the Fund's investment company taxable income (as that term is defined in the Internal Revenue
                                         Code of 1986, as amended (the "Code"), determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss) allocable to those shares, the excess distributions will generally be treated as a tax-free return of capital
                                         (to the extent of the stockholder's tax basis in his or her shares).
                                         The amount treated as a tax-free return of capital will reduce a stockholder's adjusted basis in his or her shares of preferred stock, thereby increasing the stockholder's potential gain or reducing his or her potential loss on the sale of the shares.

                                         Common Stock. In order to allow its common stockholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the
                                         Fund has adopted a policy, which may be modified at any time by its
                                         Board of Directors, of paying distributions on its common stock of at least 10% of average quarter-end assets attributable to common stock.
                                         For the fiscal year ending December 31, 2002, the Fund made distributions of $0.95 per share of common stock, none of which constituted a return of capital. The Fund has made quarterly distributions with respect to its shares of common stock since 1987. A portion of the returns during nine fiscal years since then have constituted a return of capital.

Auction Procedures.....................  You may buy, sell or hold Series E Auction Rate Preferred in the auction. The following is a brief summary of the auction procedures, which are described in more detail elsewhere in this prospectus and in the SAI. These auction procedures are complicated, and there are exceptions to these procedures.  Many of the terms in this section have a special meaning as set forth in this prospectus or the SAI.

                                         The auctions determine the dividend rate for the Series E Auction Rate
                                         Preferred, but each dividend rate will not be higher than the then-
                                         maximum rate. See "Description of the Series D Preferred and Series E
                                         Auction Rate Preferred -- Dividends on the Series E Auction Rate
                                         Preferred."

                                         If you own shares of Series E Auction Rate Preferred, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

                                         If you enter a sell order, you indicate that you want to sell Series E
                                         Auction Rate Preferred at $25,000 per share, no matter what the next dividend period's rate will be.

                                         If you enter a bid (or "hold at a rate") order, which must specify a dividend rate, you indicate that you want to sell Series E Auction Rate
                                         Preferred only if the next dividend period's rate is less than the rate you specify.

                                         If you enter a hold order, you indicate that you want to continue to own Series E Auction Rate Preferred, no matter what the next dividend period's rate will be.

                                         You may enter different types of orders for different portions of your
                                         Series E Auction Rate Preferred. You may also enter an order to buy additional Series E Auction Rate Preferred. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of Series E Auction Rate Preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the Series E Auction Rate Preferred and general economic conditions including current interest rates. If you own Series E Auction Rate
                                         Preferred and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order for a dividend period of 28 days or less, the broker-dealer will assume that you want to continue to hold Series E Auction Rate Preferred. If you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

                                         If you do not then own Series E Auction Rate Preferred, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If you bid for shares you do not already own at a rate higher than the then-maximum rate, your bid will not be considered.

                                         Broker-dealers will submit orders from existing and potential holders of Series E Auction Rate Preferred to the auction agent. Neither the
                                         Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series E
                                         Auction Rate Preferred. A broker-dealer's failure to submit orders for
                                         Series E Auction Rate Preferred held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

                                         The auction agent after each auction for the Series E Auction Rate
                                         Preferred will pay to each broker-dealer, from funds provided by the
                                         Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times
                                         (iii) $25,000, times (iv) the aggregate number of Series E Auction Rate
                                         Preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series E
                                         Auction Rate Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

                                         If the number of Series E Auction Rate Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of Series E
                                         Auction Rate Preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series E Auction Rate Preferred available for purchase in the auction.

                                         If the number of Series E Auction Rate Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of Series E Auction Rate
                                         Preferred shares subject to sell orders, then the auction is considered to be a failed auction and the dividend rate will be the maximum rate.
                                         In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series E Auction Rate Preferred for which they submitted sell orders.

                                         The auction agent will not consider a bid above the then-maximum rate.
                                         The purpose of the maximum rate is to place an upper limit on dividends with respect to the Series E Auction Rate Preferred and in so doing to help protect the earnings available to pay dividends on the common stock and the other series of preferred stock, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more shares of Series E Auction Rate Preferred offered for sale than there are buyers for those shares).

                                         If broker-dealers submit or are deemed to submit hold orders for all outstanding Series E Auction Rate Preferred, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial
                                         Composite Commercial Paper Rate.

                                         The auction procedures include a pro rata allocation of Series E
                                         Auction Rate Preferred shares for purchase and sale. This allocation process may result in an existing holder selling, or a potential holder buying, fewer shares than the number of Series E Auction Rate Preferred shares in its order. If this happens, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

                                         Settlement of purchases and sales will be made on the next business day
                                         (which also is a dividend payment date) after the auction date through
                                         DTC. Purchasers will pay for their Series E Auction Rate Preferred through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

                                         The first auction for Series E Auction Rate Preferred will be held on
                                         [__], 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series E Auction Rate Preferred normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series E Auction
                                         Rate Preferred normally will begin on the following Wednesday.

                                         If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period. See "The Auction of Series E Auction Rate Preferred."

Tax Treatment of Preferred
Stock Dividends......................... The Fund expects that dividends paid on the Series D Preferred and
                                         Series E Auction Rate Preferred will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months),
                                         (ii) qualified dividend income (income from domestic and certain foreign corporations), and (iii) investment company taxable income
                                         (other than qualified dividend income), including  interest income, short-term capital gain and income from certain hedging and interest rate transactions.  For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is 15%, and on other types of income is 35%.  These tax rates are scheduled to apply through 2008.  We cannot assure you, however, as to what percentage of the dividends paid on the Series D Preferred or Series E Auction Rate Preferred will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than ordinary income.  For a more detailed discussion, see
                                         "Taxation."
Rating and Asset
Coverage Requirements................... Series D Preferred.  Before it can be issued, the Series D Preferred must receive a rating of "Aaa" from Moody's Investors Service, Inc.
                                         ("Moody's").  The Fund's Articles Supplementary setting forth the rights and preferences of the Series D Preferred contain certain tests that the Fund must satisfy to obtain and maintain a rating of "Aaa"
                                         from Moody's on the Series D Preferred.  See "Description of the
                                         Series D Preferred and Series E Auction Rate Preferred-- Rating
                                         Agency Guidelines."

                                         Series E Auction Rate Preferred. Before it can be issued, the Series E
                                         Auction Rate Preferred must receive both a rating of "Aaa" from Moody's and a rating of "AAA" from Standard & Poor's Ratings Services ("S&P").
                                         As with the Series D Preferred, the Articles Supplementary of the Fund
                                         setting forth the rights and preferences of the Series E Auction Rate
                                         Preferred contain certain tests that the Fund must satisfy to obtain and maintain a rating of "Aaa" from Moody's and "AAA" from S&P. See
                                         "Description of the Series D Preferred and Series E Auction Rate
                                         Preferred -- Rating Agency Guidelines."

                                         Asset Coverage Requirements. Under the asset coverage tests to which each of the Series D Preferred and/or Series E Auction Rate Preferred
                                         is subject, the Fund is required to maintain (i) assets having in the aggregate a discounted value greater than or equal to a Basic
                                         Maintenance Amount (as defined under "Description of the Series D
                                         Preferred and Series E Auction Rate Preferred -- Rating Agency
                                         Guidelines") for each such series calculated pursuant to the applicable rating agency guidelines and (ii) an asset coverage of at least 200%
                                         (or such higher or lower percentage as may be required at the time under the Investment Company Act of 1940, as amended (the "1940 Act"))
                                         with respect to all outstanding preferred stock of the Fund, including the Series D Preferred and the Series E Auction Rate Preferred. See
                                         "Description of the Series D Preferred and Series E Auction Rate
                                         Preferred -- Asset Maintenance Requirements."

                                         The Fund estimates that if the shares offered hereby had been issued and sold as of September 15, 2003, the asset coverage under the 1940
                                         Act would have been approximately 328% immediately following such issuance (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of
                                         $3,352,500). The asset coverage would have been computed as follows:

                                         value of Fund assets less liabilities not constituting senior securities ($1,374,744,505) / senior securities representing indebtedness plus liquidation preference of each class of preferred stock ($420,000,000), expressed as a percentage = 327%.

                                         The Articles Supplementary for each of the Series D Preferred and the
                                         Series E Auction Rate Preferred, which contain the technical provi sions of the various components of the asset coverage tests, have been filed as exhibits to this registration statement and may be obtained through the web site of the SEC (http://www.sec.gov).

Mandatory Redemption.................... The Series D Preferred and the Series E Auction Rate Preferred may be
                                         subject to mandatory redemption by the Fund to the extent the Fund fails to maintain the asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date.  If the Fund redeems preferred stock mandatorily, it may, but is not required to, redeem a sufficient number of shares of preferred stock so that after the redemption the Fund exceeds the asset coverage required by the guidelines of each of the applicable rating agencies and the 1940 Act by 10%.

                                         With respect to the Series D Preferred, any such redemption will be made for cash at a redemption price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date.

                                         With respect to the Series E Auction Rate Preferred, any such redemption will be made for cash at a redemption price equal to $25,000 per share plus an amount equal to accumulated but unpaid dividends
                                         (whether or not earned or declared) to the redemption date, plus, in the case of Series E Auction Rate Preferred having a dividend period of more than one year, any applicable redemption premium determined by the
                                         Board of Directors. See "Description of the Series D Preferred and
                                         Series E Auction Rate Preferred -- Mandatory Redemption."

                                         In the event of a mandatory redemption, such redemption will be made from the Series D Preferred, the Series E Auction Rate Preferred or
                                         other preferred stock of the Fund in such proportions as the Fund may determine, subject to the limitations of the 1940 Act and Maryland law.

Optional Redemption..................... Subject to the limitations of the 1940 Act and Maryland law, the Fund may, at its option, redeem the Series D
                                         Preferred and/or the Series E Auction
                                         Rate Preferred as follows:

                                         Series D Preferred. Commencing [__], 2008 and at any time thereafter, the Fund at its option may redeem the Series D Preferred, in whole or in part, for cash at a redemption price per share equal to $25 plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. If fewer than all of the shares of the Series D
                                         Preferred are to be redeemed, any such redemption of Series D Preferred shares will be made pro rata in accordance with the number of such shares held. Prior to [__], 2008 the Series D Preferred will be subject to optional redemption by the Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of the Series D
                                         Preferred and Series E Auction Rate Preferred -- Redemption -- Optional
                                         Redemption of the Series D Preferred."

                                         Series E Auction Rate Preferred. The Fund at its option generally may redeem Series E Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Fund may declare a non-
                                         call period during a dividend period of more than seven days. If fewer than all of the shares of the Series E Auction Rate Preferred are to be redeemed, any such redemption of Series E Auction Rate Preferred shares will be made pro rata in accordance with the number of such shares held. See "Description of the Series D Preferred and Series E Auction
                                         Rate Preferred -- Redemption -- Optional Redemption of the Series E
                                         Auction Rate Preferred."

                                         The redemption price per Series E Auction Rate Preferred share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, plus, in the case of Series E Auction Rate Preferred having a dividend period of more than one year, any redemption premium applicable during such dividend period. See "Description of the Series
                                         D Preferred and Series E Auction Rate Preferred -- Redemption --
                                         Optional Redemption of the Series E Auction Rate Preferred."

                                         The Fund redeemed 100% of its outstanding Series A Preferred on June
                                         17, 2003. The Fund's outstanding Series B Preferred is redeemable at the option of the Fund beginning June 20, 2006. The Fund generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. Such redemptions are subject to the limitations of the 1940 Act and Maryland law. See
                                         "Description of the Series D Preferred and Series E Auction Rate
                                         Preferred-- Redemption."

Voting Rights........................... At all times, holders the Fund's preferred stock outstanding (including the Series D Preferred and/or Series E Auction Rate Preferred), voting as a single class, will be entitled to elect two members of the Fund's
                                         Board of Directors, and holders of the preferred stock and common stock, voting as a single class, will elect the remaining directors.
                                         However, upon a failure by the Fund to pay dividends on any of its preferred stock in an amount equal to two full years' dividends, holders of the preferred stock, voting as a single class, will have the right to elect additional directors that would then constitute a simple majority of the directors until all cumulative dividends on all shares of preferred stock have been paid or provided for. Holders of outstanding shares of Series D Preferred, Series E Auction Rate
                                         Preferred and any other preferred stock will vote separately as a class on certain other matters, as required under the Charter (including the applicable Articles Supplementary), the 1940 Act and Maryland law.
                                         Except as otherwise indicated in this prospectus and as otherwise required by applicable law, holders of Series D Preferred and/or Series
                                         E Auction Rate Preferred will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with the holders of common stock and any other preferred stock as a single class. See "Description of the Series D Preferred and Series E Auction
                                         Rate Preferred -- Voting Rights."

Liquidation Preference.................. The liquidation preference of the Series D Preferred is $25 per share.
                                         The liquidation preference of the Series E Auction Rate Preferred is
                                         $25,000 per share.  Upon liquidation, holders of preferred stock will be entitled to receive the liquidation preference with respect to their shares of preferred stock plus an amount equal to accumulated but unpaid dividends with respect to such shares (whether or not earned or declared) to the date of distribution.  See "Description of the Series D
                                         Preferred and Series E Auction Rate Preferred-- Liquidation Rights."

Use of Proceeds......................... The Fund will use the net proceeds from the offering to purchase additional portfolio securities in accordance with its investment objectives and policies.  See "Use of Proceeds."

Listing of the Series D
Preferred............................... Prior to its being offered, there has been no public market for the
                                         Series D Preferred. Following its issuance (if issued), the Series D
                                         Preferred is expected to be listed on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of its initial issuance, the Series D Preferred will not be listed on any securities exchange and, consequently, may be illiquid during that period.

Limitation on Secondary
Market Trading of the
Series E Auction Rate Preferred......... The Series E Auction Rate Preferred will not be listed on an exchange.
                                         Broker-dealers may, but are not obliged to, maintain a secondary trading market in Series E Auction Rate Preferred outside of auctions.
                                         There can be no assurance that a secondary market will provide owners with liquidity. You may transfer Series E Auction Rate Preferred outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or other persons as the Fund permits.

Special Characteristics
and Risks............................... Risk is inherent in all investing.  Therefore, before investing in Series D
                                         Preferred or Series E Auction Rate Preferred you should consider the risks carefully.

                                         Series D Preferred. Primary risks specially associated with an investment in the Series D Preferred include:

                                         The market price for the Series D Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series D
                                         Preferred and other factors.

                                         During an initial period which is not expected to exceed 30 days after the date of its issuance, the Series D Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series D Preferred, however, they have no obligation to do so. Consequently, the Series D Preferred may be
                                         illiquid during such period. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series D Preferred being liquid at any time.

                                         Series E Auction Rate Preferred. Primary risks specially associated with an investment in Series E Auction Rate Preferred include:

                                         If an auction fails, you may not be able to sell some or all of your
                                         Series E Auction Rate Preferred. The Fund is not obliged to redeem your
                                         Series E Auction Rate Preferred if an auction fails. The underwriters are not required to make a market in the Series E Auction Rate
                                         Preferred. No broker-dealer is obligated to maintain a secondary market for the Series E Auction Rate Preferred apart from the auctions.

                                         You may receive less than the price you paid for your Series E Auction
                                         Rate Preferred if you sell them outside of the auction, especially when market interest rates are rising.

                                         Both the Series D Preferred and Series E Auction Rate Preferred. An
                                         investment in either the Series D Preferred or Series E Auction Rate
                                         Preferred also includes the following primary risks:

                                         You will have no right to require the Fund to repurchase or redeem your shares of Series D Preferred or Series E Auction Rate Preferred at any
                                         time.

                                         A rating agency could downgrade or withdraw the rating assigned to the
                                         Series D Preferred and/or Series E Auction Rate Preferred, which would likely have an adverse effect on the liquidity and market value of these preferred shares. The present credit rating does not eliminate or mitigate the risks of investing in these preferred shares.

                                         In general, the Fund may redeem your Series E Auction Rate Preferred at any time and may redeem your Series D Preferred at any time after [__],
                                         2008, and may at any time redeem shares of either or both series to meet regulatory or rating agency requirements. Upon redemption, you may not be able to reinvest your proceeds at the same or higher rate as the
                                         Series D Preferred and/or Series E Auction Rate Preferred. Subject to
                                         such redemptions, these preferred shares are perpetual.

                                         The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the Series D
                                         Preferred and/or Series E Auction Rate Preferred.

                                         The Series D Preferred and/or Series E Auction Rate Preferred are not
                                         obligations of the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series D Preferred and/or Series E Auction
                                         Rate Preferred for the full redemption price.

                                         The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series D Preferred and/or Series E Auction Rate
                                         Preferred. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the
                                         Fund's investment portfolio.

                                         As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the
                                         Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations -- Non-Diversified Status."

                                         The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, also sometimes referred to as "junk bonds." Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, include
                                         (i) greater volatility; (ii) greater credit risk; (iii) potentially greater sensitivity to general economic or industry conditions; (iv)
                                         potential lack of attractive resale opportunities (illiquidity); and
                                         (v) additional expenses to seek recovery from issuers who default. See
                                         "Risk Factors and Special Considerations-- Lower Rated Securities."

                                         The Fund may invest up to 35% of its total assets in foreign securities. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special
                                         Considerations -- Foreign Securities."

                                         The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include, among others, the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series D Preferred and/or
                                         Series E Auction Rate Preferred. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet dividend or interest payments on the debt or preferred stock, or to redeem preferred stock or repay debt, when it may be disadvantageous to do so. See "Risk Factors and Special Considerations -- Leverage Risk."

                                         The Fund has entered into an interest rate swap transaction with respect to its outstanding Series C Auction Rate Preferred, and may enter into an interest rate swap or cap transaction with respect to all or a portion of the Series E Auction Rate Preferred. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "How the Fund Manages
                                         Risk -- Interest Rate Transactions."

                                         The Investment Adviser is dependent upon the expertise of Mr. Mario J.
                                         Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr.
                                         Gabelli, its ability to service the Fund could be adversely affected.
                                         There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See "Risk Factors and Special Considerations -- Dependence on Key Personnel."

                                         The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See
                                         "Taxation" for a more complete discussion of these and other federal income tax considerations.

Management and Fees..................... Gabelli Funds, LLC serves as the Fund's investment adviser (the
                                         "Investment Adviser") and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average weekly net assets.  The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator.  Notwithstanding the foregoing, the
                                         Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Fund's outstanding Series D
                                         Preferred or Series E Auction Rate Preferred, as the case may be, for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series
                                         D Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series E Auction Rate Preferred, the net cost of capital to the Fund with respect to the Series E Auction Rate Preferred for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series E Auction Rate Preferred and the net cost to the Fund of any associated swap or cap transaction if the
                                         Fund hedges its Series E Auction Rate Preferred dividend obligations).
                                         This waiver will apply to the portion of the Fund's assets attributable to the Series D Preferred and Series E Auction Rate Preferred,
                                         respectively, for so long as any shares of such series remain
                                         outstanding.   See "Management of the Fund."

Repurchase of Common
Stock and Anti-takeover
Provisions.............................. The Fund's Board of Directors has authorized the Fund to repurchase its common stock in the open market when the common stock is trading at a discount of 10% or more from net asset value. Such repurchases are subject to the Fund maintaining asset coverage on its preferred stock and to certain notice and other requirements, including those set forth in Rule 23c-1 under the 1940 Act. See "Description of Capital Stock and
                                         Other Securities -- Common Stock." Through September 15, 2003, the Fund
                                         has repurchased in the open market zero shares of its common stock under this authorization. See "Description of Capital Stock and Other
                                         Securities -- Common Stock."

                                         Certain provisions of the Fund's charter (the "Charter") and the Fund's by-laws (the "By-Laws") may be regarded as "anti-takeover" provisions.
                                         Pursuant to these provisions, only one of three classes of directors is elected each year. In addition, the affirmative vote of the holders of
                                         66 2/3% of each class of the Fund's outstanding capital stock, each voting as a separate class, is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund's capital stock. The vote of a majority (as defined in the 1940 Act ) of the holders of the Fund's outstanding voting securities, voting as a single class, is also necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder. These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their stock at a premium to the prevailing market price. See
                                         "Anti-takeover Provisions of the Charter and By- Laws."

Custodian, Transfer Agent,
Auction Agent and
Dividend Disbursing Agent............... State Street Bank and Trust Company (the "Custodian"), located at 150
                                         Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act.
                                         For its services, the Custodian will receive a monthly fee based upon, among other things,  the average value of the total assets of the Fund, plus certain charges for securities transactions.

                                         EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence,
                                         RI 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common stock of the Fund.

                                         Series D Preferred. EquiServe will also serve as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series D Preferred. EquiServe currently serves in such capacities with respect to the Series B Preferred.

                                         Series E Auction Rate Preferred. The Bank of New York will serve as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series E Auction Rate Preferred.
                                         The Bank of New York currently serves in such capacities with respect to the Series C Auction Rate Preferred.

Interest Rate Transactions ............. The Fund has entered into an interest rate swap transaction with respect to its outstanding Series C Auction Rate Preferred and may enter into interest rate swap or cap transactions in relation to all or a portion of the Series E Auction Rate Preferred in order to manage the impact on its portfolio of changes in the dividend rate of the Series E
                                         Auction Rate Preferred. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such auction rate preferred stock that is lower than the Fund would have to pay if it issued fixed rate preferred stock. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                                         In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty")
                                         periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the auction rate preferred stock. In an interest rate cap, the
                                         Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap.


                                         Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series D
                                         Preferred and Series E Auction Rate Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series D Preferred and Series E Auction Rate
                                         Preferred.

                                         A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on its outstanding preferred stock or fails to comply with other covenants, the Fund may, at its option
                                         (and in certain circumstances mandatorily) consistent with its Charter and the requirements of the 1940 Act redeem some or all of its preferred stock (including the Series D Preferred or the Series E
                                         Auction Rate Preferred). Such redemption likely would result in the
                                         Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could require the Fund to make a termination payment to the counterparty.

                                         The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the Series E Auction Rate Preferred in a notional amount in excess of the outstanding amount of the Series E Auction Rate
                                         Preferred. The Fund will monitor any such swap or cap transaction with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements. See "How the Fund Manages Risk -- Interest Rate Transactions" for additional information.

Use of Leverage . . . . . . . . . . . . .As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue senior securities representing indebtedness so long as immediately following such issuance the indebtedness will have an asset coverage of 300%.  The
                                         Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance the stock will have an asset coverage of 200%.  The use of leverage magnifies the impact of changes in net asset value.  In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund.  See "Invest Objectives and Policies-- Special
                                         Investment Methods -- Leveraging."

                              FINANCIAL HIGHLIGHTS

         The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI. The financial information for the year ending December 31, 2002, and for each of the preceding four years has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a Fund common share outstanding throughout each period:


                                                                            Year Ended December 31,
                                                         2002(a)      2001(a)      2000(a)       1999(a)       1998(a)
                                                        ---------    ---------    ---------     ---------     ---------
Operating performance:
   Net asset value, beginning of period..............   $    8.97    $   10.89    $   12.75     $   11.47     $   11.56
                                                        ---------    ---------    ---------     ---------     ---------
   Net investment income.............................        0.06         0.08         0.05          0.04          0.07
   Net realized and unrealized gain (loss)
      on investments.................................       (1.64)       (0.16)       (0.51)         3.25          1.09
                                                        ---------    ---------    ---------     ---------     ---------
   Total from investment operations..................       (1.58)       (0.08)       (0.46)         3.29          1.16
                                                        ---------    ---------    ---------     ---------     ---------
Distributions to preferred stock shareholders:
   Net investment income.............................       (0.01)       (0.01)       (0.00)(c)     (0.00)(c)     (0.00)(c)
   Net realized gain on investments..................       (0.16)       (0.11)       (0.09)        (0.09)        (0.05)
                                                        ---------    ---------    ---------     ---------     ---------
   Total distributions to preferred stock
       shareholders..................................       (0.17)       (0.12)       (0.09)        (0.09)        (0.05)
                                                        ---------    ---------    ---------     ---------     ---------
   Net increase (decrease) in net assets
       attributable to common stock shareholder's
       resulting from operations.....................       (1.75)       (0.20)       (0.55)        3.20          1.11
                                                        ---------    ---------    ---------    ---------     ---------
Distributions to common stock shareholders:
   Net investment income.............................       (0.05)       (0.06)       (0.04)       (0.03)(b)     (0.06)
   Net realized gain on investments..................       (0.90)       (1.02)       (1.27)       (1.21)(b)     (1.10)
   Paid-in capital...................................       (0.00)( c)      --           --        (0.68)(b)        --
                                                        ---------    ---------    ---------    ---------     ---------
   Total distributions to common stock shareholders..       (0.95)       (1.08)       (1.31)       (1.92)        (1.16)
                                                        ---------    ---------    ---------    ---------     ---------
Capital share transactions:
   Increase in net asset value from common
     stock share transactions........................        0.02         0.03           --           --            --
   Decrease in net asset value from shares issued
     in rights offering..............................          --        (0.62)          --           --            --
   Offering costs for preferred shares charged to
     paid-in capital.................................       (0.01)       (0.05)          --           --         (0.04)
                                                        ---------    ---------    ---------    ---------     ---------
   Total capital share transactions..................        0.01        (0.64)          --           --         (0.04)
                                                        ---------    ---------    ---------    ---------     ---------
   Net asset value attributable to common stock
     shareholders end of period.....................    $    6.28    $    8.97    $   10.89    $   12.75     $   11.47
                                                        =========    =========    =========    =========     =========
   Net asset value total return+....................       (21.00)%      (3.68)%      (4.39)%      29.49%        9.55%
                                                        =========    =========    =========    =========     =========
   Market value, end of period......................    $    6.85    $   10.79    $   11.44    $   12.56     $  11.56
                                                        =========    =========    =========    =========     =========
   Total investment return++........................      (28.36)%      10.32%        1.91%       26.57%        9.23%
                                                        =========    =========    =========    =========     =========
Ratios and supplemental data:
   Net assets including liquidation value of
     preferred end of period (in 000's).............   $1,271,600   $1,465,369   $1,318,263   $1,503,641  $1,352,190
   Net assets attributable to common stock,
     end of period (in 000's).......................   $  842,403   $1,166,171   $1,184,041   $1,368,981  $1,217,190
   Ratio of net investment income to average net
     assets attributable to common stock.............       0.81%        0.81%        0.42%       0.34%       0.60%
   Ratio of operating expenses to average net assets
     attributable to common stock (e)(g).............       1.37%        1.12%        1.14%       1.27%       1.15%
   Ratio of operating expenses to average total
     net assets including liquidation value of
     preferred shares (e)(g).........................       1.00%        0.95%        1.03%       1.15%       1.09%
   Portfolio turnover rate...........................       27.1%        23.9%        32.1%       38.0%       39.8%
Preferred Stock:
   7.25% Cumulative Preferred Stock
   Liquidation value, end of period (in 000's).......  $  134,198   $  134,198   $  134,223  $  134,660  $  135,000
   Total shares outstanding (in 000's)...............       5,368        5,368        5,369       5,386       5,400
   Liquidation preference per share..................  $    25.00   $    25.00   $    25.00  $    25.00  $    25.00
   Average market value (d)..........................  $    25.75   $    25.39   $    22.62  $    24.43  $    25.63
   7.20% Cumulative Preferred Stock
   Liquidation value, end of period (in 000's).......  $  165,000   $  165,000           --          --          --
   Total shares outstanding (in 000's)...............       6,600        6,600           --          --          --
   Liquidation preference per share..................  $    25,00   $    25.00           --          --          --
   Average market value (d)..........................  $    26.40   $    25.60           --          --          --
   Auction Rate Cumulative Preferred Stock
   Liquidation value, end of period (in 000's).......  $  130,000           --           --          --          --
   Total shares outstanding (in 000's)...............           5           --           --          --          --
   Liquidation preference per share..................  $   25,000           --           --          --          --
   Average market value (d)..........................  $   25,000           --           --          --          --
   Asset coverage (f)................................        296%         490%         982%      1,117%      1,001%
   Asset coverage per share (f)......................  $   106.20   $   122.44    $  245.54   $  279.16  $   250.41


                                                                       Year Ended December 31,
                                                         1997(a)     1996(a)     1995(a)     1994(a)     1993(a)
                                                       ---------   ---------   ---------   ---------   ---------
Per Common Share Operating Performance:
   Net asset value, beginning of period..............  $    9.77   $    9.95   $    9.46   $   11.23    $  10.58
   Net investment income.............................       0.08        0.11        0.13        0.14        0.14
   Net realized and unrealized gain (loss)
     on investments..................................       2.75        0.71        1.74       (0.08)       2.13
   Total from investment operations..................       2.83        0.82        1.87        0.06        2.27
   Increase (decrease) in net asset
      value from Fund share transactions.............         --          --       (0.37)         --       (0.50)
   Decrease in net asset value from shares issued in
     rights offering.................................         --          --          --          --          --
   Offering expenses charged to capital surplus......         --          --       (0.01)         --       (0.01)
Distributions to Common Stock Shareholders:
   Net investment income.............................      (0.08)      (0.11)      (0.13)      (0.14)(h)   (0.11)
   In excess of net investment income................      (0.00)(d)      --          --          --          --
   Net realized gain on investments .................      (0.93)      (0.78)      (0.47)      (0.37)(h)   (0.77)
   In excess of net realized gain on investments.....         --       (0.00)(c)   (0.02)         --       (0.02)
   Paid-in capital...................................      (0.03)      (0.11)      (0.38)      (1.32)(h)   (0.21)
Distributions to Preferred Stock Shareholders:
   Net investment income.............................         --          --          --          --          --
   Net realized gain on investments .................         --          --          --          --          --
Total distributions..................................      (1.04)      (1.00)      (1.00)      (1.83)      (1.11)
Net asset value, end of period.......................  $   11.56   $    9.77   $    9.95   $    9.46   $   11.23
   Market value, end of period.......................  $   11.69   $    9.38   $   9.375   $   9.625   $  12.125
   Net asset value total return +....................      30.46%       9.00%      20.60%       0.50%      22.40%
   Total investment return ++........................      37.46%      11.00%      11.70%     (5.10)%      36.50%

Ratios to Average Net Assets Available to Common
Stock Shareholders and Supplemental Data:
   Net assets, end of period (in 000's)                $1,210,570  $1,015,437  $1,034,091  $  825,193  $  937,773
   Net assets attributable to common stock, end
     of period (in 000's)............................   1,210,570   1,015,437   1,034,091     825,193     937,773
   Ratio of net investment income to average net
     assets attributable to common stock.............       0.76%       1.07%       1.26%       1.29%       1.25%
   Ratio of operating expenses to average total net
     assets(i).......................................       1.14%       1.18%       1.21%       1.19%       1.20%
   Portfolio turnover rate...........................       39.2%       18.9%       25.1%       22.2%       24.4%
   Preferred Stock(j):
   Liquidation value, end of period (in 000's).......         --          --          --          --          --
   Total shares outstanding (in 000's)...............         --          --          --          --          --
   Asset coverage per share..........................         --          --          --          --          --
   Liquidation preference per share..................         --          --          --          --          --
   Average market value(f)...........................         --          --          --          --          --

___________________

+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by stockholder.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by stockholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(c)  Amount represents less than $0.005 per share. (d) Based on weekly prices.
(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2002, 2001 and 2000, the expense ratios of operating expenses to average net assets attributable to common stock would be 1.37%, 1.11% and 1.14%, respectively, and the expense ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 1.00%, 0.94% and 1.03%, respectively.
(f)  Asset coverage is calculated by combining all series of preferred stock.
(g) The Fund incurred interest expense during the year ended December 31, 2002. If interest expense had not been incurred, the expense ratio of operating expenses to average net assets attributable to common stock would be 1.19% and the expense ratio of operating expenses to average total net assets including liquidation value of preferred shares would be 0.87%.
(h) Includes a distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off comprising net investment income, realized short-term gains, and paid-in capital of $0.064, $0.031, and $0.655, respectively.
(i) Amounts are attributable to both common and preferred stock assets. (j) Prior to 1998 there was no preferred stock outstanding.


         The following table provides information about the Fund's Series A Preferred, Series B Preferred and Series C Auction Rate Preferred since the issuance of each such series. The information has been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                      Involuntary       Average
                                                      Liquidation       Market
Year ended         Shares           Asset Coverage    Preference        Value
December 31,     Outstanding          Per Share       Per Share       Per Share
------------  -------------------   --------------    -----------     ---------
2002           Series A Preferred                      $25.00
               Series B Preferred                      $25.00
               Series C Auction
                  Rate Preferred                       $25,000
2001           Series A Preferred                      $25.00
               Series B Preferred                      $25.00
2000           Series A Preferred                      $25.00
1999           Series A Preferred                      $25.00
1998           Series A Preferred                      $25.00


         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on December 31 of the relevant year by the aggregate liquidation preference of the Fund's preferred shares outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of Series A Preferred, Series B Preferred and Series C Auction Rate Preferred are entitled to receive per share in the event of liquidation of the Fund prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund. The Average Market Value Per Share for each the Series A Preferred and the Series B Preferred is the average of the weekly closing prices of such series on the NYSE each week during the relevant year. The market value of the Series C Auction Rate Preferred, which trades at auctions based upon dividend rate, does not vary, but is always equal to the $25,000 per share liquidation. See "The Auction of Series E Auction Rate Preferred."


                                 USE OF PROCEEDS

         The net proceeds of the offering are estimated at $[__], after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objectives and policies within three months; however, changes in the current market conditions or other developments affecting the industries in which the Fund normally invests could result in the Fund's anticipated investment period extending to as much as six months.


                                    THE FUND

         The Fund, incorporated in Maryland on May 20, 1986, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's common stock is traded on the NYSE under the symbol "GAB." Prior to its redemption on June 17, 2003, the Fund's Series A Preferred traded on the NYSE under the symbol "GAB Pr." The Fund's Series B Preferred trades under the symbol "GAB PrB."


                                 CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of September 15, 2003, and its adjusted capitalization assuming the Series D Preferred and/or Series E Auction Rate Preferred offered in this prospectus had been issued.

                                                                            As of September 15, 2003
                                                                       Actual                   As Adjusted
                                                                       ------                   -----------
                                                                                                (Unaudited)
         Preferred stock, $0.001 par value, 16,000,000
                  shares authorized.
                  (The "Actual" column reflects Fund's
                  outstanding capitalization as of
                  September 15, 2003; the "As Adjusted"
                  column assumes the issuance of an
                  additional [__] shares of Series D
                  Preferred and [__] shares of Series E
                  Auction Rate Preferred, $25 and
                  $25,000 liquidation preference,
                  respectively)..............................
                                                              -----------------------------------------------------
         Stockholders' Equity Applicable to shares of
              common stock...................................
         Common stock, $.001 par value per share;
                  184,000,000 shares authorized,
                  136,014,878 shares outstanding.............
         Paid-in surplus*....................................
         Undistributed net investment loss...................
         Accumulated net realized loss from investment
              transactions...................................
         Net unrealized depreciation.........................
                                                              ------------------------- ---------------------------
         Net assets applicable to common stockholders........
                                                              ------------------------- ---------------------------
         Net assets, plus liquidation preference of
              preferred stock................................
                                                              =====================================================

* As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering cost of the Series D Preferred and/or Series E Auction Rate Preferred issuance of $[__].


         As used in this prospectus, unless otherwise noted, the Fund's "managed assets" include the aggregate net asset value of the Fund's common stock plus assets attributable to its outstanding preferred stock, with no deduction for the liquidation preference of such preferred stock. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding preferred stock from "managed assets," so long as the preferred stock has redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund's preferred stock will be treated as stock (rather than as indebtedness).


                       INVESTMENT OBJECTIVES AND POLICIES

         The Fund's primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by the Investment Adviser. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a majority of each class of the Fund's outstanding voting securities. Such majority votes require, for each class, the lesser of
(i) 67% of the Fund's shares of the applicable class represented at a meeting at which more than 50% of the Fund's outstanding shares of the applicable class are represented, whether in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares of the applicable class. No assurance can be given that the Fund's investment objectives will be achieved.

         Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities.

         The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

         The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Generally, debt securities purchased by the Fund will be rated in the lower rating categories of recognized statistical rating agencies, such as securities rated CCC or lower by S&P or Caa or lower by Moody's, or will be nonrated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

Investment Methodology of the Fund

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o     the potential for capital appreciation of the securities;

         o     the interest or dividend income generated by the securities;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants;

         o the existence of any anti-dilution protections or guarantees of the security; and

         o     the diversification of the portfolio of the Fund as to issuers.

         The Investment Adviser's investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

         Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

         The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is no independent limit on the Fund's ability to invest in the debt securities of foreign governments.

         Temporary Defensive Investments. Subject to the Fund's investment restrictions, during temporary defensive periods and during periods when the Fund's normal asset allocation is not optimal, the Fund may invest more heavily in securities of U.S. government sponsored instrumentalities and in money market mutual funds that invest in those securities, which, in the absence of an exemptive order, are not affiliated with the Investment Adviser. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Generally, lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources, its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair market value to respond to changes in the economy or the financial markets.

         Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         As part of its investments in lower rated fixed-income securities, the Fund may invest in securities of issuers in default. The Fund will only make an investment in securities of issuers in default when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         Other Investments. The Fund is permitted to invest in special situations, illiquid securities, warrants, options and other rights and futures contracts, engage in forward currency transactions and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. A discussion of these investments and techniques (and the risks associated with them) and further information on the investment objectives and policies of the Fund are set forth in the SAI.

Special Investment Methods.

         Options. The Fund may, subject to guidelines of the Board of Directors, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

         A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

         An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. See "Investment Objectives and Policies -- Investment Practices" in the SAI.

         Futures Contracts and Options Thereon. On behalf of the Fund, the Investment Adviser may, subject to the Fund's investment restrictions and guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

         The Fund does not have an independent limit with respect to its investments in futures contracts and options thereon. Under current CFTC regulations the Fund (i) may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) may enter into non- hedging transactions, provided that, immediately thereafter, (a) the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums does not exceed 5% of the market value of the Fund's total assets and the aggregate market value of its outstanding futures contracts and (b) the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. In addition, investments in futures contracts and related options may be limited or prohibited by the guidelines of each of the applicable rating agencies. See "Investment Objectives and Policies" in the SAI.

         Forward Currency Exchange Contracts. Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign futures contracts and options on foreign currency futures contracts. See "Investment Objectives and Policies -- Investment Practices" in the SAI.

         Special Risks of Derivative Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques.

See "Risk Factors and Special Considerations-- Futures Transactions."

         Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day but may have longer durations. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. The Board of Directors will monitor the creditworthiness of the counterparty to the repurchase agreements.

         If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Board of Directors, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objectives and Policies -- Investment Practices" in the SAI.

         Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. The Fund may not borrow for investment purposes. See "Investment Restrictions" in the SAI.

         Leveraging. As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue debt or preferred stock so long as immediately following the issuance of debt, the Fund's total assets exceed 300% of the amount of such debt and so long as immediately following the issuance of stock, the Fund's total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See "Risk Factors and Special Considerations -- Preferred Stock -- Leverage Risk."

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

         Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund's Articles Supplementary, a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.

         Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). To the extent the Fund experiences high portfolio turnover, such turnover is likely to decrease tax advantages to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to stockholders.

         The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002, December 31, 2001 and December 31, 2000 were 27.1%, 23.9% and 32.1%, respectively.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Preferred Stock

         General. There are a number of risks associated with an investment in the Series D Preferred or Series E Auction Rate Preferred. The market value for the Series D Preferred and/or Series E Auction Rate Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series D Preferred or Series E Auction Rate Preferred and other factors. The Series D Preferred and/or Series E Auction Rate Preferred are subject to optional and mandatory redemption by the Fund under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate of return than that of the Series D Preferred or Series E Auction Rate Preferred. Subject to optional and mandatory redemption by the Fund, the Series D Preferred and/or Series E Auction Rate Preferred are perpetual. See "Description of the Series D Preferred and Series E Auction Rate Preferred -- Redemption."

         The credit rating on the Series D Preferred or Series E Auction Rate Preferred could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series D Preferred or Series E Auction Rate Preferred. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series D Preferred or Series E Auction Rate Preferred.

         The Series D Preferred and the Series E Auction Rate Preferred are not obligations of the Fund. The Series D Preferred and/or Series E Auction Rate Preferred would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series D Preferred and/or Series E Auction Rate Preferred for the full redemption price.

         In addition, the Fund has adopted a policy of distributing to its common stockholders at least 10% of average quarter-end assets attributable to the common stock. In the event investment returns do not provide sufficient amounts to fund such distributions, the Fund may be required to return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's outstanding preferred shares, including the Series D Preferred and Series E Auction Rate Preferred. The Fund has made quarterly distributions with respect to its shares of common stock since 1987. A portion of the returns during nine fiscal years since then have constituted a return of capital.

         Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred stock. It is currently anticipated that, taking into account the Series D Preferred and/or Series E Auction Rate Preferred being offered in this prospectus, the amount of leverage will represent approximately 30.5% of the Fund's managed assets (as defined below). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series D Preferred and/or Series E Auction Rate Preferred. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet dividend or interest payments on the debt or preferred stock, or to redeem preferred stock or repay debt, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation."

         Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's managed assets, which equal the aggregate net asset value of the common stock plus assets attributable to outstanding shares of its preferred stock, with no deduction for the liquidation preference of such shares of preferred stock (rather than only on the basis of net assets attributable to the common stock), the fee may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage. However, the Investment Adviser has agreed not to accept an incremental fee with respect to any series of its outstanding preferred stock unless the Fund's total return at least equals the cost of capital on such series of the preferred stock. See "Management of the Fund -- General."

         Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock (including the Series D Preferred and/or Series E Auction Rate Preferred) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

         Ratings and Asset Coverage Risk. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" to any Series D Preferred and any Series E Auction Rate Preferred, and that S&P assigns a rating of "AAA" to any Series E Auction Rate Preferred, the ratings do not eliminate or necessarily mitigate the risks of investing in Series D Preferred or Series E Auction Rate Preferred. The credit rating on the Series D Preferred or Series E Auction Rate Preferred could be reduced or withdrawn while an investor holds shares, which would likely have an adverse effect on the market value of the Series D Preferred or Series E Auction Rate Preferred. A reduction or withdrawal of the credit ratings on the Series E Auction Rate Preferred may also make your Series E Auction Rate Preferred shares less liquid at an auction or in the secondary market.

         In addition, if a rating agency rating the Series E Auction Rate Preferred at the Fund's request downgrades the Series E Auction Rate Preferred, the maximum rate on the Series E Auction Rate Preferred will increase. See "Description of the Series D Preferred and Series E Auction Rate Preferred -- Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet. In addition, should the rating on the Fund's preferred stock be lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred stock.

Special Risks of the Series D Preferred

         Illiquidity Prior to Exchange Listing. Prior to the offering, there has been no public market for the Series D Preferred. In the event the Series D Preferred is issued, prior application will have been made to list the Series D Preferred on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, the Series D Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series D Preferred, though, they have no obligation to do so. Consequently, an investment in the Series D Preferred may be illiquid during such period.

Special Risks of the Series E Auction Rate Preferred

         Auction Risk. You may not be able to sell your Series E Auction Rate Preferred at an auction if the auction fails, i.e., if there is more Series E Auction Rate Preferred offered for sale than there are buyers for those shares. Also, if you place orders (place a hold order) at an auction to retain Series E Auction Rate Preferred only at a specified rate that exceeds the rate set at the auction, you will not retain your Series E Auction Rate Preferred. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Series E Auction Rate Preferred, which could also affect the liquidity of your investment. See "Description of the Series D Preferred and Series E Auction Rate Preferred" and "The Auction of Series E Auction Rate Preferred."

         Secondary Market Risk. If you try to sell your Series E Auction Rate Preferred between auctions, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Series E Auction Rate Preferred are not required to maintain this market, and the Fund is not required to redeem Series E Auction Rate Preferred if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Series E Auction Rate Preferred is not registered on a stock exchange or the NASDAQ stock market. If you sell your Series E Auction Rate Preferred to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

Long-term Objective

         The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each stockholder should take into account the Fund's investment objectives as well as the stockholder's other investments when considering an investment in the Fund.

Non-diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to stockholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

         o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses; and

         o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

         As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Market Value and Net Asset Value

         The Fund is a closed-end, non-diversified, management investment company. Shares of closed- end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Listed shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its listed stock will trade at, below or above net asset value. Stockholders desiring liquidity may, subject to applicable securities laws, trade their common stock in the Fund on the NYSE or other markets on which such stock may trade at the then-current market value, which may differ from the then-current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

Lower Rated Securities

         The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o        greater volatility;

         o        greater credit risk;

         o potentially greater sensitivity to general economic or industry conditions;

         o        potential lack of attractive resale opportunities
                  (illiquidity); and

         o        additional expenses to seek recovery from issuers who default.

         The market value of lower-rated securities may be more volatile than the market value of higher- rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         As a part of its investment in lower rated fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

         For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Investment Practices" in the SAI. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Foreign Securities

         The Fund may invest up to 35% of its total assets in foreign securities. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

         The Fund also may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Interest Rate Transactions

The Fund has entered into an interest rate swap transaction with respect to its outstanding Series C Auction rate Preferred, and may enter into an interest rate swap or cap transaction with respect to all or a portion of the Series E Auction Rate Preferred. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "How the Fund Manages Risk -- Interest Rate Transactions."

Futures Transactions

         Futures and options on futures entail certain risks, including but not limited to the following:

        o no assurance that futures contracts or options on futures can be offset at favorable prices;

        o possible reduction of the yield of the Fund due to the use of hedging;

        o possible reduction in value of both the securities hedged and the hedging instrument;

        o possible lack of liquidity due to daily limits or price fluctuations;

        o imperfect correlation between the contracts and the securities being hedged; and

        o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description of the Fund's investments in futures, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

Forward Currency Exchange Contracts

         The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Current Market Uncertainties

         The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. There risks could also adversely affect individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series D Preferred and/or Series E Auction Rate Preferred.

Anti-takeover Provisions

         The Fund's Charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Charter."


                            HOW THE FUND MANAGES RISK

Investment Restrictions

         The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common stock and preferred stock voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or S&P on its preferred stock. [See "Investment Restrictions" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.]

Interest Rate Transactions

         The Fund has entered into an interest rate swap transaction with respect to its outstanding Series C Auction Rate Preferred and may enter into interest rate swap or cap transactions in relation to all or a portion of the Series E Auction Rate Preferred in order to manage the impact on its portfolio of changes in the dividend rate of the Series E Auction Rate Preferred. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such auction rate preferred stock that is lower than the Fund would have to pay if it issued fixed rate preferred stock.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on its auction rate preferred stock. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series D Preferred and Series E Auction Rate Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series D Preferred and Series E Auction Rate Preferred. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Series D Preferred and Series E Auction Rate Preferred. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary, if the Fund fails to maintain the required asset coverage on the outstanding preferred stock (including the Series D Preferred and Series E Auction Rate Preferred) or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Series E Auction Rate Preferred at any time. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to Series E Auction Rate Preferred in a notional amount in excess of the outstanding amount of the Series E Auction Rate Preferred. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.


                             MANAGEMENT OF THE FUND

General

         The Fund's Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. However, the Investment Adviser had voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its outstanding Series D Preferred and/or Series E Auction Rate Preferred for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series D Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series E Auction Rate Preferred, the net cost of capital to the Fund with respect to the Series E Auction Rate Preferred for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series E Auction Rate Preferred and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series E Auction Rate Preferred dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series D Preferred and Series E Auction Rate Preferred, respectively, for so long as any shares of such series remain outstanding. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2003, the Investment Adviser acted as registered investment adviser to 19 management investment companies with aggregate net assets of $9.3 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $21.9 billion as of June 30, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $10.8 billion under management as of June 30, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.2 billion under management as of June 30, 2003. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $493 million under management as of June 30, 2003.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its stock for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred stock, rating agency fees, costs of printing proxies, stock certificates and stockholder reports, charges of State Street Bank and Trust Company ("State Street" or the "Custodian"), charges of EquiServe and The Bank of New York, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Fund since its formation. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; and Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

         A portion of the Fund's foreign holdings are managed by Caesar Bryan. For the last five years, Mr. Bryan has served as the portfolio manager of the Gabelli International Growth Fund and as co-manager of the Gabelli Global Opportunity Fund and the Gabelli Global Growth Fund.

Non-resident Director

         Karl Otto Pohl, a director of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. Mr. Pohl does not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against Mr. Pohl in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against Mr. Pohl in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

Sub-Administrator

         The Investment Adviser has entered into sub-administration agreement with PFPC Inc. (the "Sub- Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.


                             PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.


                           DIVIDENDS AND DISTRIBUTIONS

         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. The Fund has a policy, which may be modified at any time by its Board of Directors, of paying quarterly distributions on its common stock of 10% of the Fund's quarterly net asset value attributable to common stock. This policy permits holders of common stock to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common stock without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its investment company taxable income and net capital gain. In the event that the Fund's investment company taxable income and net capital gain exceed the total of the Fund's monthly distributions, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder's tax basis in the stock. The amount treated as a tax-free return of capital will reduce a stockholder's tax basis in the stock, thereby increasing such stockholder's potential gain or reducing his or her potential loss on the sale of the stock. Any amounts distributed to a stockholder in excess of the basis in the stock will be taxable to the stockholder as capital gain. See "Taxation" below.

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common stock calls for periodic (e.g., quarterly or semi- annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred stock in accordance with such stock's terms.


                      DESCRIPTION OF THE SERIES D PREFERRED
                       AND SERIES E AUCTION RATE PREFERRED

         The Fund offers by this prospectus, in the aggregate, $[__] million of preferred stock of either Series D Preferred or Series E Auction Rate Preferred, or a combination of both such series. The following is a brief description of the terms of each of the Series D Preferred and the Series E Auction Rate Preferred. This description does not purport to be complete and is qualified by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing each of the Series D Preferred and the Series E Auction Rate Preferred. For complete terms of the Series D Preferred or the Series E Auction Rate Preferred, including definitions of terms used in this prospectus, please refer to the actual terms of such series, which are set forth in the applicable Articles Supplementary.

General

         Under its Charter, the Fund is authorized to issue up to 200,000,000 shares of capital stock. The Fund is authorized to issue up to 16,000,000 shares of preferred stock. Up to 6,006,000 shares of preferred stock may be designated as Series D Preferred and/or Series E Auction Rate Preferred. No fractional shares of either series will be issued. The Board of Directors reserves the right to issue additional shares of preferred stock, including Series D Preferred or Series E Auction Rate Preferred, from time to time, subject to the restrictions in the Fund's Charter and the 1940 Act.

         If and when issued, the Series D Preferred will have a liquidation preference of $25 per share and the Series E Auction Rate Preferred will have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series D Preferred or Series E Auction Rate Preferred will be entitled to receive out of the assets of the Fund available for distribution to stockholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common stock or any other stock of the Fund ranking junior to the Series D Preferred and Series E Auction Rate Preferred as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution and such stockholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. The Series D Preferred and the Series E Auction Rate Preferred will rank on a parity with shares of any other series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Series D Preferred and Series E Auction Rate Preferred shares each carry one vote per share on all matters on which such stock is entitled to vote. The Series D Preferred and the Series E Auction Rate Preferred will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Series D Preferred or Series E Auction Rate Preferred repurchased or redeemed by the Fund will be classified as authorized but unissued preferred stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued capital stock of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund may not issue any class of stock senior to the Series D Preferred and/or Series E Auction Rate Preferred.

Rating Agency Guidelines

         Upon issuance, both the Series D Preferred and the Series E Auction Rate Preferred will be rated "Aaa" by Moody's. In addition, the Series E Auction Rate Preferred will also be rated "AAA" by S&P. The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred stock, including any outstanding Series D Preferred or Series E Auction Rate Preferred, with respect to the separate guidelines Moody's and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of the preferred stock then outstanding plus (to the extent not included in the liquidation preference of such preferred stock) an amount equal to the aggregate accumulated but unpaid dividends (whether or not earned or declared) in respect of such preferred stock, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unpaid dividends on the Fund's common stock) less
(ii) the Fund's (a) cash and (b) assets consisting of indebtedness which (x) is to mature prior to or on the date of redemption or repurchase of the preferred stock, (y) are U.S. Government Obligations or evidences of indebtedness rated at least Aaa, P-1, VMIG-1 or MIG-1 by Moody's or AAA, SP-1+ or A-1+ by Standard and Poor's, and (z) is held by the Fund for the payment of dividends or distributions, the amounts needed to redeem or repurchase preferred stock, or the Fund's liabilities.

         If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series D Preferred or the Series E Auction Rate Preferred at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock, including the Series D Preferred or the Series E Auction Rate Preferred, as described below under " -- Redemption."

         The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series D Preferred or the Series E Auction Rate Preferred at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Directors, without further action by the stockholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's and/or S&P, as the case may be, is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by Moody's and/or S&P (or such other rating agency then rating the Series D Preferred and/or Series E Auction Rate Preferred at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the Series D Preferred and/or the Series E Auction Rate Preferred.

         The Board of Directors may amend the Articles Supplementary definition of "Maximum Rate" (the "maximum rate" as defined below under " -- Dividends on the Series E Auction Rate Preferred -- Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied to determine the maximum rate without the vote or consent of the holders of Series E Auction Rate Preferred or any other stockholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase

         As described by Moody's and S&P, the ratings assigned to the Series D Preferred and the Series E Auction Rate Preferred are assessments of the capacity and willingness of the Fund to pay the obligations of each of the Series D Preferred and the Series E Auction Rate Preferred. The ratings on the Series D Preferred and the Series E Auction Rate Preferred are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series D Preferred or Series E Auction Rate Preferred will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to the Series D Preferred or Series E Auction Rate Preferred, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody's and S&P for rating the Series D Preferred and the Series E Auction Rate Preferred.

Asset Maintenance Requirements

         In addition to the requirements summarized under " -- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred stock. The 1940 Act requirements are summarized below.

         The Fund will be required under the Articles Supplementary for each of the Series D Preferred and/or Series E Auction Rate Preferred to determine whether it has as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including any outstanding Series D Preferred and the Series E Auction Rate Preferred. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, in the case of the Series D Preferred, or 10 business days, in the case of the Series E Auction Rate Preferred, (including the Series D Preferred or Series E Auction Rate Preferred) the Fund may, and in certain circumstances will be required to, mandatorily redeem shares of preferred stock sufficient to satisfy such asset coverage. See " -- Redemption" below.

         If the shares of Series D Preferred and/or Series E Auction Rate Preferred offered hereby had been issued and sold as of September 15, 2003 , the asset coverage required under the 1940 Act assuming that the Series A Preferred had been redeemed as of that date (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $3,352,500), would have been computed as follows:

         value of Fund assets less liabilities not constituting senior securities ($1,374,744,505) / senior securities representing indebtedness plus liquidation preference of each class of preferred stock ($420,000,000, expressed as a percentage = 327%.

Dividends on the Series D Preferred

         Upon issuance of the Series D Preferred (if issued), holders of shares of Series D Preferred will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of [__]% (computed on the basis of a 360- day year consisting of twelve 30-day months) of the liquidation preference of $25 per share, payable quarterly on March 26, June 26, September 26 and December 26 in each year or, if any such day is not a business day, the immediately succeeding business day. Such dividends will commence on [__], 2003, and will be payable to the persons in whose names the shares of Series D Preferred are registered at the close of business on the fifth preceding business day.

Dividends on the Series E Auction Rate Preferred

         General. Upon issuance of the Series E Auction Rate Preferred (if issued), the holders of Series E Auction Rate Preferred will be entitled to receive cash dividends stated at annual rates as a percentage of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The dividend rate for the initial dividend period for any Series E Auction Rate Preferred offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, the Series E Auction Rate Preferred will pay dividends based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, dividends will also be paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.

         Dividend Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

         Dividends on Series E Auction Rate Preferred will be paid on the dividend payment date to holders of record as their names appear on the Fund's stock ledger or stock records on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's stock ledger or stock records on a date not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

         The dividend paying agent, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of the Series E Auction Rate Preferred. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to Series E Auction Rate Preferred holders in same-day funds, these stockholders will not have funds available until the next business day.

         Dividend Rate Set at Auction. The Series E Auction Rate Preferred pays dividends based on a rate set at auction at which Series E Auction Rate Preferred may be bought and sold. The auction usually is held weekly, but may be held more or less frequently. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders who wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders who wish to buy Series E Auction Rate Preferred. The auction agent then determines the lowest dividend rate that will result in all of the Series E Auction Rate Preferred continuing to be held. See "The Auction of Series E Auction Rate Preferred."

         If an auction is not held because an unforeseen event, or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then- current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by $25,000 to arrive at the dividend per share.

Maximum Rate. The dividend rate that results from an auction for the Series E Auction Rate Preferred will not be greater than the applicable "maximum rate." The maximum rate means (i) in the case of a dividend period of 184 days or less, the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth in the following chart based on the lower of the credit ratings assigned to the Series C Auction Rate Preferred by Moody's and S&P or (ii) in the case of a dividend period of longer than 184 days, the applicable percentage of the Treasury Index Rate.


               Credit Rating for Series E Auction Rate Preferred
               -------------------------------------------------

Moody's Credit Rating           S&P Credit Rating          Applicable Percentage
---------------------           -----------------          ---------------------

    Aa3 or higher                 AA- or higher                    150%
      A3 to A1                      A- to A+                       175%
    Baa3 to Baa1                  BBB- to BBB+                     250%
     Below Baa3                    Below BBB-                      275%


         The "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable dividend period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, that if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. government securities selected by the Fund.

         There is no minimum dividend rate in respect of any dividend period.

         Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any dividend for the Series E Auction Rate Preferred in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no default will be deemed to have occurred and the dividend rate for the dividend period immediately following the dividend with respect to which the dividend payment default would otherwise have occurred will be the applicable rate set at the auction for such dividend period.

         However, if the Fund does not effect a timely cure, the dividend rate for the Series E Auction Rate Preferred for such default period, and any subsequent dividend period for which such default is continuing, will be the default rate. In the event the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then-maximum rate (for any subsequent dividend period for which such default is continuing).

         The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of 184 days or fewer and 300% of the applicable Treasury Index Rate for a dividend period of longer than 184 days. Late charges are also calculated at the applicable default rate.

         Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its common stock. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if shares of Series E Auction Rate Preferred are sold in the secondary market.

         Any designation of a special dividend period will be effective only if
(i) notice thereof will have been given as provided for in the Charter, (ii) any failure to pay in a timely matter to the auction agent the full amount of any dividend on, or the redemption price of, the Series E Auction Rate Preferred will have been cured as provided for in the Charter, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund will have mailed a notice of redemption with respect to Series E Auction Rate Preferred, the Fund will have deposited with the paying agent all funds necessary for such redemption, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers for the Series E Auction Rate Preferred and has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the Series E Auction Rate Preferred at the request of the Fund.

         The dividend payment date for any special dividend period will be the first business day after the end of the special dividend period. In addition, for special dividend periods of (x) at least 91 days but not more than one year, dividend payment dates will occur on the 91st, 181st and 271st days within such dividend period, if applicable, and on the business day following the last day of such dividend period and (y) of more than one year, dividend payment dates will occur on each March 26, June 26, September 26 and December 26 during the special dividend period.

         Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

         See the SAI for more information.

Restrictions on Dividends and Other Distributions for the Series D Preferred and the Series E Auction Rate Preferred

         So long as any Series D Preferred or Series E Auction Rate Preferred is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common stock or in options, warrants or rights to subscribe for or purchase common stock) in respect of the common stock or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock (except by conversion into or exchange for shares of common stock of the Fund ranking junior to the Series D Preferred and/or Series E Auction Rate Preferred as to the payment of dividends and the distribution of assets upon liquidation), unless:

         o the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative dividends on the Fund's preferred stock, including the Series D Preferred and/or Series E Auction Rate Preferred, due on or prior to the date of such common stock dividend or distribution;

         o the Fund has redeemed the full number of shares of common stock of Series D Preferred and/or Series E Auction Rate Preferred to be redeemed pursuant to any mandatory redemption provision in the Fund's Charter; and

         o after paying the dividend, the Fund meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and " -- Asset Maintenance Requirements."

         No full dividend will be declared or paid on the Series D Preferred or Series E Auction Rate Preferred for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all outstanding series of preferred stock of the Fund ranking on a parity with the Series D Preferred and Series E Auction Rate Preferred as to the payment of dividends have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all outstanding shares of preferred stock of the Fund ranking on a parity with the Series D Preferred and/or Series E Auction Rate Preferred as to the payment of dividends, any dividends being paid on the shares of such preferred stock (including the Series D Preferred and/or Series E Auction Rate Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred stock on the relevant dividend payment date.

Redemption

         Mandatory Redemption Relating to Asset Coverage Requirements. Consistent with its Charter and the 1940 Act, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock (including, at its discretion, the Series D Preferred or Series E Auction Rate Preferred) in the event that:

         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 60 days, in the case of the Series D Preferred, or 10 business days in the case of the Series E Auction Rate Preferred following such failure; or

         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

         The redemption price for each of the Series D Preferred and Series E Auction Rate Preferred subject to mandatory redemption will be, respectively, $25 per share and $25,000 per share, in each case plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus, in the case of Series E Auction Rate Preferred having a dividend period of more than one year, any applicable redemption premium determined by the Board of Directors.

         The number of shares of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred stock. In the event that shares of preferred stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred stock are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under " -- Optional Redemption" below, the Fund generally may exercise its optional redemption rights with respect to the Series E Auction Rate Preferred at any time.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

         If fewer than all shares of the Fund's outstanding preferred stock are to be redeemed, the Fund, at its discretion and subject to the limitations of the 1940 Act and Maryland law, will select one or more series of preferred stock from which shares will be redeemed and the amount of preferred stock to be redeemed from each such series. If fewer than all of the shares of a series of preferred stock are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all shares of the preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

         Optional Redemption of the Series D Preferred. Prior to [__], the shares of Series D Preferred are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on [__], and thereafter, the Fund may at any time redeem shares of Series D Preferred in whole or in part for cash at a redemption price per share equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Maryland law.

         Optional Redemption of the Series E Auction Rate Preferred. The Fund may, at its option, redeem the Series E Auction Rate Preferred, in whole or in part, at any time following the initial dividend period so long as the Fund has not designated a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of Series E Auction Rate Preferred having a dividend period of one year or less, the redemption price per share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, and in the case of Series E Auction Rate Preferred having a dividend period of more than one year, for the redemption price plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Maryland law.

         Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of p referred stock selected for redemption not less than 15 days (subject to NYSE requirements), in the case of the Series D Preferred, and not less than 7 days in the case of the Series E Auction Rate Preferred, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred stockholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of shares of preferred stock to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein),
(v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date, (vii) the provision of the Articles Supplementary under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         The holders of Series D Preferred or Series E Auction Rate Preferred will not have the right to redeem their shares of the Fund at their option.

Liquidation Rights

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series D Preferred or Series E Auction Rate Preferred then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common stock or any other class of stock of the Fund ranking junior to the Series D Preferred or Series E Auction Rate Preferred as to liquidation payments, a liquidation distribution in the amount of $25 per share, in the case of the Series D Preferred, or $25,000 per share, in the case of the Series E Auction Rate Preferred, in either case plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of preferred stock of the Fund ranking on a parity with the Series D Preferred and/or Series E Auction Rate Preferred as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series D Preferred and/or Series E Auction Rate Preferred and other parity preferred stock of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series D Preferred, the Series E Auction Rate Preferred and such other parity preferred stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series D Preferred and/or Series E Auction Rate Preferred and such other parity preferred stock have been paid in full, no dividends or distributions will be made to holders of the common stock or any other stock of the Fund ranking junior to the Series D Preferred and/or Series E Auction Rate Preferred and other parity preferred stock as to liquidation.

Voting Rights

         Except as otherwise stated in this prospectus, specified in the Fund's Charter or resolved by the Board of Directors or as otherwise required by applicable law, holders of the Series D Preferred and/or Series E Auction Rate Preferred shall be entitled to one vote per share held on each matter submitted to a vote of the stockholders of the Fund and will vote together with holders of shares of common stock and of any other preferred stock then outstanding as a single class.

         In connection with the election of the Fund's directors, holders of the outstanding shares of Series D Preferred, Series E Auction Rate Preferred and the other series of preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and holders of the Series D Preferred, Series E Auction Rate Preferred and other series of preferred stock, voting together as a single class. In addition, if (i) at any time dividends on outstanding shares of the Series D Preferred, Series E Auction Rate Preferred and/or any other preferred stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the directors of the Fund under the 1940 Act or the Articles Supplementary creating such shares, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of the Series D Preferred, Series E Auction Rate Preferred and other series of preferred stock as described above, would then constitute a simple majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of the Series D Preferred, Series E Auction Rate Preferred and the other series of preferred stock, voting together as a single class, at a special meeting of stockholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred stockholder on like notice. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred stock for all past dividend periods or the holders of other series of preferred stock are no longer entitled to elect such additional directors, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional or replacement directors elected by the holders of the preferred stock (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of preferred stock have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

         So long as shares of Series D Preferred or Series E Auction Rate Preferred are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time (including the Series D Preferred or Series E Auction Rate Preferred, as applicable), voting separately as one class, amend, alter or repeal the provisions of the Fund's Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter with respect to such shares of preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter with respect to such shares of a series of preferred stock (such as the Series D Preferred or Series E Auction Rate Preferred) differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is provided for under the Charter or applicable provisions of Maryland law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred stock (including the Series D Preferred and/or Series E Auction Rate Preferred), voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies" and "Investment Restrictions" in this prospectus and the SAI. For purposes of the preferred stock voting rights described in this section, except as otherwise required under the 1940 Act, the phrase "vote of the holders of a majority of the outstanding shares of preferred stock" (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Fund duly called (i) of 67% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of shares of the preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock, Series D Preferred, Series E Auction Rate Preferred and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

         The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board of Directors without further action by the stockholders if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's and/or S&P (or any other rating agency then rating the Series D Preferred or Series E Auction Rate Preferred at the request of the Fund), as the case may be, or is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred stock.

         The foregoing voting provisions will not apply to any Series D Preferred or Series E Auction Rate Preferred if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of Series D Preferred and/or Series E Auction Rate Preferred will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Stock

         So long as the fund has preferred stock outstanding, subject to receipt of approval from the rating agencies of each series of preferred stock outstanding, and subject to compliance with the Fund's investment objective, policies and restrictions, the Fund may issue and sell shares of one of more other series of additional preferred stock provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred stock to be redeemed out of such proceeds) have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

         The Fund does not currently intend to offer additional shares of preferred stock or senior securities representing indebtedness. However, the Fund will monitor market conditions, including, among other things, interest rates and the asset levels of the Fund, and will consider from time to time whether to offer additional preferred stock or securities representing indebtedness and may issue such additional securities if the Board of Directors concludes that such an offering would be consistent with the Fund's Charter and applicable law, and in the best interest of existing common stockholders.

Repurchase of Series D Preferred and Series E Auction Rate Preferred Stock

         The Fund is a closed-end investment company and, as such, holders of the Series D Preferred or Series E Auction Rate Preferred do not and will not have the right to redeem their preferred stock of the Fund. The Fund, however, may repurchase Series D Preferred or, outside of an auction, Series E Auction Rate Preferred when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and regulations thereunder and other applicable requirements. Unlike a redemption of the Series D Preferred and/or the Series E Auction Rate Preferred, where stockholders are subject to the redemption terms, in a repurchase offer the Fund is purchasing stock on an exchange (with respect to the Series D Preferred only) or is through private transactions or tender offers soliciting repurchases, and stockholders may choose whether or not to sell. The Fund will not repurchase Series E Auction Rate Preferred at Auction. See "The Auction of Series E Auction Rate Preferred."

Book-Entry

         Shares of Series D Preferred will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Series D Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series D Preferred will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series D Preferred may obtain registered certificates by contacting the Transfer Agent.

         Shares of Series E Auction Rate Preferred will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of the Series E Auction Rate Preferred shall be registered. The Fund will treat Cede & Co. as the holder of record of the Series E Auction Rate Preferred for all purposes.


                 THE AUCTION OF SERIES E AUCTION RATE PREFERRED

Summary of Auction Procedures

         The following is a brief summary of the auction procedures for the Series E Auction Rate Preferred, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing the Series E Auction Rate Preferred.

         The auctions determine the dividend rate for the Series E Auction Rate Preferred, but each dividend rate will not be higher than the maximum rate. See "Description of the Series D Preferred and Series E Auction Rate Preferred -- Dividends on the Series E Auction Rate Preferred." If you own shares of Series E Auction Rate Preferred, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your stock: sell, bid and hold.

         o If you enter a sell order, you indicate that you want to sell Series E Auction Rate Preferred at $25,000 per share, no matter what the next dividend period's rate will be.

         o If you enter a bid (or "hold at a rate") order, which must specify a dividend rate, you indicate that you want to sell Series E Auction Rate Preferred only if the next dividend period's rate is less than the rate you specify.

         o If you enter a hold order you indicate that you want to continue to own Series E Auction Rate Preferred, no matter what the next dividend period's rate will be.

         You may enter different types of orders for different portions of your Series E Auction Rate Preferred. You may also enter an order to buy additional Series E Auction Rate Preferred. All orders must be for whole shares of stock. All orders you submit are irrevocable. There is a fixed number of shares of Series E Auction Rate Preferred, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the Series E Auction Rate Preferred and general economic conditions including current interest rates. If you own Series E Auction Rate Preferred and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Series E Auction Rate Preferred, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

         If you do not then own Series E Auction Rate Preferred, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

         Broker-dealers will submit orders from existing and potential holders of Series E Auction Rate Preferred to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker- dealer's failure to submit orders from existing or potential holders of Series E Auction Rate Preferred. A broker-dealer's failure to submit orders for Series E Auction Rate Preferred held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker- dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

         The auction agent after each auction for the Series E Auction Rate Preferred will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) $25,000, times
(iv) the aggregate number of shares of Series E Auction Rate Preferred placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series E Auction Rate Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

         If the number of Series E Auction Rate Preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of Series E Auction Rate Preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series E Auction Rate Preferred available for purchase in the auction.

         If the number of shares of Series E Auction Rate Preferred subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of shares of Series E Auction Rate Preferred subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series E Auction Rate Preferred for which they submitted sell orders.

         The auction agent will not consider a bid above the then-maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to the Series E Auction Rate Preferred and in so doing to help protect the earnings available to pay dividends on common stock, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Series E Auction Rate Preferred offered for sale than there are buyers for those shares).

         If broker-dealers submit or are deemed to submit hold orders for all outstanding Series E Auction Rate Preferred, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the Series E Auction Rate Preferred. See "Description of the Series D Preferred and Series E Auction Rate Preferred - Dividends on the Series E Auction Rate Preferred - Maximum Rate."

         The auction procedures include a pro rata allocation of shares of Series E Auction Rate Preferred for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of Series E Auction Rate Preferred in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their Series E Auction Rate Preferred through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

         The first auction for Series E Auction Rate Preferred will be held on [__], 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series E Auction Rate Preferred normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series E Auction Rate Preferred normally will begin on the following Wednesday.

         If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then- current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of Series E Auction Rate Preferred and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:



Current Holder A                Owns 500 shares, wants to sell all          Bid order at 1.6% rate for
                                500 shares if auction rate is less than     all 500 shares
                                1.6%

Current Holder B                Owns 300 shares, wants to hold              Hold order - will take the
                                                                            auction rate

Current Holder C                Owns 200 shares, wants to sell all          Bid order at 1.4% rate for
                                200 shares if auction rate is less than     all 200 shares
                                1.4%

Potential Holder D              Wants to buy 200 shares                     Places order to buy at or
                                                                            above 1.5%

Potential Holder E              Wants to buy 300 shares                     Places order to buy at or
                                                                            above 1.4%

Potential Holder F              Wants to buy 200 shares                     Places order to buy at or
                                                                            above 1.6%

         The lowest dividend rate that will result in all 1,000 Series E Auction Rate Preferred shares continuing to be held is 1.5% (the offer by D). Therefore, the dividend rate will be 1.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Series E Auction Rate Preferred

         The underwriters are not required to make a market in the Series E Auction Rate Preferred. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the Series E Auction Rate Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The Series E Auction Rate Preferred will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Series E Auction Rate Preferred in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         You may sell, transfer, or otherwise dispose of the Series E Auction Rate Preferred only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your Series E Auction Rate Preferred in the name of a broker-dealer, a sale or transfer of your Series E Auction Rate Preferred to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker- dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

         Further description of the auction procedures can be found in the SAI.


                DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

Common Stock

          The Fund, which was incorporated under the laws of the State of Maryland on May 20, 1986, is authorized to issue 200,000,000 shares of common stock, par value $.001 per share. Each share has equal voting, dividend, distribution and liquidation rights. The shares of capital stock issued and outstanding are fully paid and non-assessable. Shares of the common stock are not redeemable and have no preemptive, conversion or cumulative voting rights. The Fund's shares of common stock are listed and traded on the NYSE under the symbol "GAB." The Fund is authorized, subject to maintaining required asset coverage each series of outstanding preferred stock, to repurchase its common stock on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors may determine from time to time) from their net asset value.

         Stockholders whose common stock is registered in their own name will have all distributions reinvested pursuant to the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. For a more detailed discussion of the Fund's reinvestment plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

Preferred Stock

         Currently, 16,000,000 shares of the Fund's capital stock have been classified by the Board of Directors as preferred stock, par value $.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's common stock. As of September 15, 2003, the Fund had no outstanding shares of Series A Preferred, 6,600,000 shares of Series B Preferred and 5,200 shares of Series C Auction Rate Preferred, which, along with the Series D Preferred and/or Series E Auction Rate Preferred being issued in connection with this prospectus, are senior securities of the Fund. The Series B Preferred is rated "Aaa" by Moody's and the Series C Auction Rate Preferred is rated "Aaa" by Moody's and "AAA" by Standard and Poor's and each is ranked on a parity with the Series D Preferred and Series E Auction Rate Preferred as to dividend and liquidation preference.

         Dividends on the Series B Preferred accumulate at an annual rate of 7.20% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. The Series B Preferred is rated "Aaa" by Moody's and the Fund is required to meet similar asset coverage requirements with respect to the Series B Preferred as are described in this prospectus for the Series D Preferred. The Fund's outstanding Series B Preferred is redeemable at the option of the Fund beginning June 20, 2006. The Series B Preferred is listed and traded on the NYSE under the symbol "GAB PrB".

         Dividends on the Series C Auction Rate Preferred accumulate at the rate set at auction. The Fund is required to meet similar coverage requirements with respect to the Series C Auction Rate Preferred as are described in this prospectus for the Series E Auction Rate Preferred. The Series C Auction Rate Preferred is rated "Aaa" by Moody's and "AAA" by S&P. The liquidation preference of the Series C Auction Rate Preferred is $25,000. The Fund generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series C Auction Rate Preferred is not traded on any exchange.

         The following table shows the number of shares of (i) capital stock authorized, (ii) its classification and (iii) capital stock outstanding for each class of authorized securities of the Fund as of September 15, 2003.

                                                                      AMOUNT
 CLASS OF STOCK                             AMOUNT AUTHORIZED       OUTSTANDING*
 --------------                             -----------------      ------------
Common Stock..........................

Series A Preferred....................

Series B Preferred....................

Series C Auction Rate
Preferred.............................

* Does not include the Series D Preferred or Series E Auction Rate Preferred being offered pursuant to this prospectus.


                                    TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if it distributes at least 90% of the sum of the Fund's
(i) investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid, and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of Stockholders

         Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such dividends (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met at the Fund stockholder level) (i) for the dividends received deduction in the case of corporate stockholders to the extent that the Fund's income consists of qualifying dividend income from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund stock. Under the 2003 Tax Act, the tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the stock is held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of common stock of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of stock of the Fund will be disallowed if other substantially identical Fund stock is acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non- corporate taxpayers, under the 2003 Act, short-term capital gains will currently be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%.

         If the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's stock who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         Based in part on a lack of present intention on the part of the Fund to voluntarily redeem the Series E Auction Rate Preferred at any time in the future, the Fund intends to take the position that under present law the Series E Auction Rate Preferred will constitute stock, rather than debt of the Fund. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Series E Auction Rate Preferred constitutes debt of the Fund. If that position were upheld, distributions on the Series E Auction Rate Preferred would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.


               ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS

         The Fund presently has provisions in its Charter and By-Laws which could have the effect of limiting, in each case:

         o the ability of other entities or persons to acquire control of the Fund;

         o     the Fund's freedom to engage in certain transactions; or

         o the ability of the Fund's Directors or stockholders to amend the Charter and By-Laws or effectuate changes in the Fund's management.

These provisions may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of Directors. See "Management of the Fund" in the SAI. A Director of the Fund may be removed only for cause and by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund.

         In addition, the affirmative vote of the holders of 66 2/3% of the Fund's outstanding shares of each class (voting separately) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

         o    the merger or consolidation of the Fund with any entity;

         o the issuance of any securities of the Fund for cash to any entity or person;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

         o the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Fund. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission. In addition, the vote of a majority (as defined in the 1940 Act) of the holders of the Fund's outstanding voting securities, voting as a single class, is also necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company.

         Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's investment objectives or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.

         Maryland corporations that are subject to the Securities Exchange Act of 1934 and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation's charter and by-laws. Accordingly, notwithstanding its Charter or By-Laws, under Maryland law the Fund's Board of Directors may elect by resolution to, among other things:

         o require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

         o reserve for the Board the right to fix the number of Fund directors;

         o provide that directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

         o retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a director, with any director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.

         The Board may make any of the foregoing elections without amending the Fund's Charter or By-Laws and without stockholder approval. Though a corporation's charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Fund's Board currently is not prohibited from making any such elections.

         The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

         The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions see "Further Information."

         The provisions of the Charter and By-Laws described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the stockholders generally.

                           CUSTODIAN, TRANSFER AGENT,
                   AUCTION AGENT AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, MA 02021, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence, RI 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common stock of the Fund.

          Series D Preferred. Along with the Series A Preferred and Series B Preferred, EquiServe will also serve as the Fund's transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series D Preferred.

         Series E Auction Rate Preferred. Along with the Series C Preferred, the Bank of New York, located at 5 Penn Plaza, 13th Floor, New York, NY 10001, will serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series E Auction Rate Preferred.

                                  UNDERWRITING

         Subject to the terms and conditions of an underwriting agreement dated [__], 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriters, the number of shares of preferred stock set forth opposite the name of such underwriter.

                                                                         Number of
                                              Number of Series D       Series E Auction
                 Underwriter                   Preferred Shares      Rate Preferred Shares
                 -----------                  ------------------     ---------------------
Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith
          Incorporated

Gabelli & Company, Inc...............         ------------------     ---------------------

                  Total..............         ==================     =====================


          The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Series D Preferred and Series E Auction Rate Preferred, as applicable, if they purchase any such shares. In the underwriting agreement, the Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

          The expenses of the offering are estimated at approximately $490,000 and are payable by the Fund.

Offering of the Series D Preferred

          The underwriters propose to initially offer some of the shares of Series D Preferred directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares of Series D Preferred to certain dealers at the public offering price less a concession not in excess of $[__] per Series D Preferred share. The sales load the Fund will pay of $[__] per Series D Preferred share is equal to [__ ]% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[__] per Series D Preferred share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Series D Preferred Shares purchased in the initial public offering on or before [__ ], 2003.

          Prior to the offering, there has been no public market for the Series D Preferred. Application has been made to list the Series D Preferred on the New York Stock Exchange. However, during an initial period that is not expected to exceed 30 days after the date of this prospectus, the Series D Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series D Preferred; however, they have no obligation to do so. Consequently, an investment in the Series D Preferred may be illiquid during such period.

          The underwriters may purchase and sell the Series D Preferred in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares made by the underwriters in the open market prior to the completion of the offering.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the underwriters have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the shares or preventing or retarding a decline in the market price of the Series D Preferred. As a result, the price of the Series D Preferred may be higher than the price that might otherwise exist in the open market.

          Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Series D Preferred. The underwriters may conduct such transactions on the NYSE or in the OTC market, or otherwise. The underwriters do not make any representation that they will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Offering of Series E Auction Rate Preferred

          The underwriters propose to initially offer some of the Series E Auction Rate Preferred directly to the public at the public offering prices set forth on the cover page of this prospectus and some of the Series E Auction Rate Preferred to certain dealers at the public offering price less a concession not in excess of $[__] per Series E Auction Rate Preferred share. The underwriting discount the Fund will pay of $[_] per Series E Auction Rate Preferred share is equal to [_]% of the initial offering price. After the initial public offering, the public offering price and concession may be changed. Investors must pay for any Series E Auction Rate Preferred purchased in the initial public offering on or before [_], 2003.

Provisions of Other Services to the Fund

          The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions and that the underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described under "How the Fund Manages Risk -- Interest Rate Transaction" after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market markers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction of the Series E Auction Rate Preferred" and in the SAI.

          The underwriters have performed investment banking and advisory services for the Fund and the Investment Adviser from time to time, for which they have received customary fees and expenses. The underwriters and their affiliates may from time to time engage in transactions with and perform services for the Fund in the ordinary course of their business.

          The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580.

          Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli, the Fund's President and Chief Investment Officer, may be deemed to be a "controlling person" of Gabelli & Company, Inc.


                                  LEGAL MATTERS

          Certain matters concerning the legality under Maryland law of the Series D Preferred and Series E Auction Rate Preferred will be passed on by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Series D Preferred and/or Series E Auction Rate Preferred, and by Simpson Thacher & Bartlett LLP, New York, New York, counsel to the underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett LLP will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge P.C.


                                     EXPERTS

          The audited financial statements of the Fund as of December 31, 2002 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is included in the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


                             ADDITIONAL INFORMATION

          The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

          The Fund's common stock and Series B Preferred is listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the NYSE, Inc., 20 Broad Street, New York, New York 10005.

          This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Series D Preferred and Series E Auction Rate Preferred offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                            TABLE OF CONTENTS OF SAI

          An SAI dated as of September [__], 2003, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                          PAGE
                                                                          ----
THE FUND .........................................................          B-
INVESTMENT OBJECTIVES AND POLICIES ...............................          B-
INVESTMENT RESTRICTIONS...........................................          B-
MANAGEMENT OF THE FUND............................................          B-
PORTFOLIO TRANSACTIONS ...........................................          B-
REPURCHASE OF COMMON STOCK........................................          B-
PORTFOLIO TURNOVER ...............................................          B-
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN....................................          B-
TAXATION .........................................................          B-
ADDITIONAL INFORMATION CONCERNING
   AUCTIONS FOR SERIES E AUCTION RATE PREFERRED ..................          B-
ADDITIONAL INFORMATION CONCERNING THE SERIES D
   PREFERRED AND SERIES E AUCTION RATE PREFERRED ...............            B-
MOODY'S AND S&P GUIDELINES .......................................          B-
NET ASSET VALUE...................................................          B-
BENEFICIAL OWNERS.................................................          B-
GENERAL INFORMATION...............................................          B-
FINANCIAL STATEMENTS..............................................          B-
GLOSSARY..........................................................          A-1


         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                    APPENDIX A
                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          Bonds that are rated Ba are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH, INC.
AAA This is the highest rating assigned by Fitch to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. Principal and interest payments on bonds in this category are regarded as safe.
A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Fitch does not rate a particular type of obligation as a matter of policy.


STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

================================================================================

                                      $[__]

                          THE GABELLI EQUITY TRUST INC.

             [__] Shares, [__]% Series D Cumulative Preferred Stock
                     (Liquidation Preference $25 per Share)

          [__] Shares, Series E Auction Rate Cumulative Preferred Stock
                   (Liquidation Preference $25,000 per Share)






                                 [Gabelli Logo]






                               ------------------


                                   PROSPECTUS
                                   [__], 2003

                               ------------------





                                    Citigroup
                               Merrill Lynch & Co.
                             Gabelli & Company, Inc.

================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


Subject to Completion, Dated September [__], 2003

                          THE GABELLI EQUITY TRUST INC.
                           __________________________

                       STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Equity Trust Inc., or the Fund, is a closed-end non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the 1940 Act that has a primary investment objective of long-term growth of capital and a secondary investment objective of income. The Fund commenced investment operations on August 21, 1986. The Fund's investments are selected by Gabelli Funds, LLC, its Investment Adviser. The Fund invests primarily in equity securities including common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated September [__], 2003 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing the Series D Preferred or the Series E Auction Rate Preferred. A copy of the Prospectus may be obtained without charge by calling the Fund at 1-800-GABELLI (1-800- 422-3554) or (914) 921-5070. This SAI
incorporates by reference the entire Prospectus.

         Each capitalized term used but not defined in this SAI has the meaning ascribed to it, as the case may be, in the Prospectus or in the glossary of this SAI.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
The Fund ...................................................................
Investment Objectives and Policies..........................................
Investment Restrictions.....................................................
Management of the Fund......................................................
Portfolio Transactions......................................................
Repurchase of Common Stock..................................................
Portfolio Turnover..........................................................
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan............
Taxation ...................................................................
Additional Information Concerning Auctions for the Series E Auction
  Rate Preferred............................................................
Additional Information Concerning the Series D Preferred and Series
  E Auction Rate Preferred..................................................
Moody's and S&P Guidelines..................................................
Net Asset Value.............................................................
Beneficial Owners...........................................................
General Information.........................................................
Financial Statements........................................................
Glossary....................................................................
Appendix A..................................................................


         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge. This Statement of Additional Information is dated September [__], 2003.

                                    THE FUND

         The Fund was incorporated in Maryland on May 20, 1986, and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment operations commenced on August 21, 1986. The Fund's common stock is traded on the NYSE under the symbol "GAB". The Fund's Series B Preferred is traded on the NYSE under the symbol "GAB PrB".


                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

         The Fund's primary investment objective is long-term growth of capital. Income is a secondary objective. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities. See "Investment Objectives and Policies" in the Prospectus.

Investment Practices

         Special Situations. Although the Fund typically invests in the securities of companies on the basis of fundamental value, the Fund from time to time may as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

         Temporary Defensive Investments. Although under normal market conditions at least 80% of the Fund's assets will consist of equity securities, including common stock, preferred stock, convertible securities, options and warrants, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are U.S. Government Obligations, commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. For a description of such ratings, see Appendix A to the Prospectus. The Fund may also invest during temporary defensive periods to the extent permitted by applicable law in shares of money market mutual funds that invest primarily in U.S. Government Obligations and repurchase agreements in respect of those securities. Under current law, in the absence of an exemptive order, such funds will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments by the Fund in those companies are subject to certain other limitations. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the fund's expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser with respect to assets so invested.

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds." See "Investment Objectives and Policies -- Certain Investment Practices -- Lower Rated Securities" in the Prospectus.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis in seeking investments that it believes to be underrated (and thus higher- yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for certain lower rated and comparable unrated securities has in the past experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         As a result of all these factors, to the extent the Fund invests in high yield bonds, its net asset value is expected to be more volatile than the net asset value of funds that invest solely in higher rated debt securities.

         Options. The Fund may, from time to time, subject to guidelines of the Board of Directors and the limitations set forth in the Prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. See "Investment Objectives and Policies -- Special Investment Methods -- Options" in the Prospectus.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Obligations or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index; the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The Fund may also buy or sell call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of bona fide hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Obligations.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margins," to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Fund may to close the position by taking an opposite position, which will operate to terminate it existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the options to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Funds sell a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash, U.S. Government Obligations or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call option, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund's investment restrictions place certain limitations on the Fund's ability to purchase or sell commodities or commodity contracts. See "Investment Restrictions." In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred stock.

         Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

         The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

         At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

         The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

         If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non- business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and
(v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Restricted and Illiquid Securities. The Fund may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

         In accordance with pronouncements of the Securities and Exchange Commission, the Fund may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933 without registration under the Securities Act and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board of Directors has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board of Directors, the function of determining and monitoring the liquidity of particular Rule 144A securities.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund along with the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred stock (including the Series D Preferred and/or Series E Auction Rate Preferred), voting together as a single class. For purposes of the voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding voting securities or preferred stock, as the case may be, means, in accordance with
Section 2(a)(42) of the 1940 Act, the vote of (i) of 67% or more of the holders of such securities or stock present at a stockholders meeting called for such vote, if the holders of more than 50% of such outstanding securities or stock are present or represented by proxy or (ii) more than 50% of such outstanding securities or stock, whichever is less. All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

         The Fund may not:

                  o Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Obligations.

                  o Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company's securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

                  o Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  o Purchase any securities on margin or make short sales, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  o Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Fund. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

                  o Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its stock. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

                  o Issue senior securities, except to the extent permitted by applicable law.

                  o Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

                  o Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.


                             MANAGEMENT OF THE FUND

Directors and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Fund's (i) Investment Adviser,(ii) custodian, (iii) transfer agent and dividend disbursing agent for its common stock and fixed rate preferred stock and (iv) auction agent, paying agent and registrar with respect to its auction rate preferred stock. See "Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent" in the Prospectus. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.


                                               NUMBER OF
                                 TERM OF      PORTFOLIOS IN
                               OFFICE AND         FUND                  PRINCIPAL
    NAME, POSITION(S)           LENGTH OF        COMPLEX              OCCUPATION(S)                   OTHER
        ADDRESS(1)                TIME         OVERSEEN BY             DURING PAST                DIRECTORSHIPS
        AND AGE                SERVED(2)        DIRECTOR                FIVE YEARS               HELD BY DIRECTOR
---------------------          ----------     ------------     --------------------------     --------------------

INTERESTED DIRECTORS(3):
--------------------

Mario J. Gabelli               Since 1986*         23         Chairman of the Board and       Director of Morgan
Director, President and                                       Chief Executive Officer of      Group Holdings, Inc.
Chief Investment Officer                                      Gabelli Asset Management Inc.   (holding company); Vice
Age: 61                                                       and Chief Investment Officer    Chairman of Lynch
                                                              of Gabelli Funds, LLC and       Corporation (diversified
                                                              GAMCO Investors, Inc; Vice      manufacturing company).
                                                              Chairman and Chief Executive
                                                              Officer of Lynch Interactive
                                                              Corporation (multimedia and
                                                              services)

Karl Otto Pohl                Since 1992***        33         Member of the Shareholder       Director of Gabelli Asset
Director                                                      Committee of Sal. Oppenheim     Management Inc.
Age: 73                                                       Jr. & Cie (private investment   (investment
                                                              bank); Former President of the  management); Chairman,
                                                              Deutsche Bundesbank and         Incentive Capital and
                                                              Chairman of its Central Bank    Incentive Asset
                                                              Council (1980-1991)             Management (Zurich);
                                                                                              Director at Sal
                                                                                              Oppenheim Jr. & Cie,Zurich.

NON-INTERESTED DIRECTORS:
-----------------------

Thomas E. Bratter              Since 1986*          3         Director, President and                   -
Director                                                      Founder, The John Dewey
Age: 63                                                       Academy (residential college
                                                              preparatory therapeutic high
                                                              school)

Anthony J. Colavita(4)        Since 2001**         35         President and Attorney at Law
Director                                                      in the law firm of Anthony J.
Age: 66                                                       Colavita, P.C.

James P. Conn4                Since 1989***        11         Former Managing Director and    Director of LaQuinta
Director                                                      Chief Investment Officer of     Corp. (hotels) and First
Age: 64                                                       Financial Security Assurance    Republic Bank.
                                                              Holdings Ltd. (1992-1998)

Frank J. Fahrenkopf, Jr.      Since 1998**          3         President and Chief Executive             --
Director                                                      Officer of the American
Age: 63                                                       Gaming Association since June
                                                              1995; Partner in the law firm of
                                                              Hogan & Hartson; Chairman of
                                                              International Trade Practice
                                                              Group; Co-Chairman of the
                                                              Commission on Presidential
                                                              Debates; Former Chairman of
                                                              the Republican National
                                                              Committee

Arthur V. Ferrara             Since 2001**          9         Formerly, Chairman of the       Director of The Guardian
                                                              Board and Chief Executive       Life Insurance Company
                                                              Officer of the Guardian Life    of America; Director of
                                                              Insurance Company of America    The Guardian Insurance
                                                              from January 1993 to            & Annuity Company,
                                                              December 1995; President,       Inc., Guardian Investor
                                                              Chief Executive Officer and a   Services Corporation, and
                                                              Director prior thereto          5 mutual funds within the
                                                                                              Guardian Fund Complex

Anthony R. Pustorino          Since 1986***        17         Certified Public Accountant;              -
Director                                                      Professor Emeritus, Pace
Age: 77                                                       University

Salvatore J. Zizza            Since 1986**         11         Chairman of Hallmark            Director of Hollis Eden
Director                                                      Electrical Supplies Corp.;      Pharmaceuticals
Age: 57                                                       Former Executive Vice
                                                              President of FMG Group
                                                              (OTC) a healthcare provider;
                                                              Former President and Chief
                                                              Executive Officer of the Lehigh
                                                              Group Inc., (electrical supply
                                                              wholesaler); an interior
                                                              construction company,
                                                              through 1997

OFFICERS:
--------

Bruce N. Alpert                Since 1998          --         Executive Vice President and
Vice President and Treasurer                                  Chief Operating Officer of
Age: 51                                                       Gabelli Funds, LLC since June
                                                              1988 and an officer of all
                                                              mutual funds advised by
                                                              Gabelli Funds, LLC and its
                                                              affiliates.  Director and
                                                              President of Gabelli
                                                              Advisors, Inc.

Carter W. Austin               Since 2000          --         Vice President at the Fund
Vice President                                                since 2000. Vice President of
Age: 35                                                       Gabelli Funds, LLC since 1996.

James E. McKee                 Since 1995          --         Vice President General
Secretary                                                     Counsel and Secretary of
Age: 40                                                       Gabelli Asset Management,
                                                              Inc. since 1999
                                                              and GAMCO Investors, Inc.
                                                              since 1993; Secretary
                                                              of all mutual funds
                                                              advised by Gabelli
                                                              Advisers, Inc. and
                                                              Gabelli Funds, LLC

-------------------

(1)      Address:  One Corporate Center, Rye, NY 10580, unless otherwise noted.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

         *        -     Term expires at the Fund's 2004 Annual Meeting of
                        Stockholders and until their successors are duly
                        elected and qualified.
         **       -     Term expires at the Fund's 2005 Annual Meeting of
                        Stockholders and until their successors are duly
                        elected and qualified.
         ***      -     Term expires at the Fund's 2006 Annual Meeting of
                        Stockholders and until their successors are duly elected and qualified.

(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4) Represents holders of shares of the Fund's Series B Preferred and Series C Auction Rate Preferred.

         The following table reflects the beneficial ownership of Directors of the Fund in securities of the Fund and in securities of other Gabelli fund complex registered investment companies overseen by such Director.

                                                                         Aggregate Dollar Range of
                                                                         Equity Securities in all
                                                                         Registered Investment
                                                                         Companies Overseen by
                                      Dollar Range of Equity             Directors in Family of
Name of Director                     Securities in the Fund(1)           Investment Companies
----------------                     -------------------------           --------------------
INTERESTED DIRECTORS

Mario J. Gabelli                          Over $100,000                       Over $100,000
Karl Otto Pohl                                None                                None

DISINTERESTED DIRECTORS


Thomas E. Bratter                         Over $100,000                       Over $100,000
Anthony J. Colavita                     $10,001 - $50,000                     Over $100,000
James P. Conn                             Over $100,000                       Over $100,000
Frank J. Fahrenkopf, Jr.                      None                             $1-$10,000
Arthur V. Ferrara                             None                            Over $100,000
Anthony R. Pustorino                     $50,001-100,000                      Over $100,000
Salvatore J. Zizza                        Over $100,000                       Over $100,000


 (1)   This information has been furnished by each Director as of December
       31, 2002. "Beneficial Ownership" is determined in accordance with
       Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.


         The Directors serving on the Fund's Nominating Committee are Messrs.Colavita (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by stockholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2002. The Fund does not have a standing compensation committee.

         Messrs. Pustorino (Chairman), Colavita and Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof. The Audit Committee also acts as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended December 31, 2002, the Audit Committee met twice.

         The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's Internet Site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549- 0102.

Remuneration of Directors and Officers

         The Fund pays each Director who is not affiliated with the Investment Adviser or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person and $500 per telephonic meeting, together with each Director's actual out-of-pocket expenses relating to attendance at such meetings.

          The following table shows certain compensation information for the Directors and officers of the Fund for the fiscal year ended December 31, 2002. Mr. Austin and Mr. Latartara are employed by the Fund and their compensation is evaluated and approved by the Directors. Other officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.



Compensation Table
For the Fiscal Year Ended December 31, 2002

                                                                                   TOTAL
                                                                               COMPENSATION
                                                                               FROM THE FUND
                                                   AGGREGATE                     AND FUND
                                                 COMPENSATION                  COMPLEX PAID
      NAME OF PERSON AND                           FROM THE                    TO DIRECTORS/
           POSITION                                  FUND*                      OFFICERS**
      ------------------                         -------------                ----------------

Mario J. Gabelli, Chairman of the Board             $     0                      $     0  (23)
Karl Otto Pohl, Director                            $     0                      $     0  (33)
Thomas E. Bratter, Director                         $18,000                      $ 31,000  (3)
Anthony J. Colavita, Director                       $22,000                      $152,286 (35)
James P. Conn, Director                             $19,000                      $ 53,500  (11)
Frank J. Fahrenkopf, Jr., Director                  $18,000                      $ 31,000  (3)
Arthur V. Ferrara, Director                         $18,500                      $ 30,000  (9)
Anthony R. Pustorino, Director                      $23,500                      $132,286 (17)
Salvatore J. Zizza, Director                        $21,000                      $ 73,750 (11)
                                                  ---------
TOTAL**                                           $140,000

* Does not include [__] of out of pocket Director expenses, which would bring total Director compensation/expenses from the fund to $[__].

** Represents the total compensation paid to such persons during the calendar year ended December 31, 2002 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

         For his service as Vice President of the Fund, Mr. Austin received compensation in 2002 of $190,000 and for his service as Vice President of the Fund, Mr. Latartara received compensation in 2002 of $15,000.

Indemnification of Officers and Directors; Limitations on Liability

         The By-Laws of the Fund provide that the Fund, to the fullest extent permitted by law, will indemnify its current and former directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices or association with the Fund. Maryland law does not permit indemnification of present or former directors, officers, employees or agents in connection with any proceeding to which they may be made a party by reason of their service to the Fund if (i) the act or omission of the director, officer, employee or agent was material to the matter giving rise to the proceeding and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; (ii) the director, officer, employee or agent actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director, officer, employee or agent had reasonable cause to believe that the act or omission was unlawful.

         Under Maryland law, the Fund is not permitted to indemnify for an adverse judgment in a suite by or in the right of the Fund for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director, officer, employee or agent did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create a presumption that the director or officer did not meet the requisite standard of conduct for permitted indemnification.

         The By-Laws and Maryland law permits the Fund to advance reasonable expenses to current or former directors, officers, employees and agents upon the Fund's receipt of a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the Fund, and a written undertaking by the director or officer on the director's or officer's behalf to repay the amount paid or reimbursed by the Fund if it is ultimately determined that the director or officer did not meet the standard of conduct. The By-Laws further requires that one of the following conditions must also be met to advance payment of expenses: (i) the person seeking indemnification shall provide a security in the form and amount acceptable to the Fund for his undertaking; (ii) the Fund is insured against losses arising by reason of the advance; (iii) a majority of a quorum of directors of the Fund who are neither "interested persons" as defined by Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or
(iv) independent legal counsel, in a written opinion based on a review of the facts readily available to the Fund at the time the advance is proposed to be made, determines that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by final judgment as being material to the cause of action. The Charter of the Fund provides for such a limitation, except to the extent such exemption is not permitted by the 1940 Act, as amended from time to time.


               Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2003, the Investment Adviser acted as registered investment advisers to 19 management investment companies with aggregate net assets of $9.3 billion. The Investment Adviser, together with other affiliated investment advisers set forth below, had assets under management totaling approximately $21.9 billion, as of June 30, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $10.8 billion under management as of June 30, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.2 billion under management as of June 30, 2003. Gabelli Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds, having aggregate assets of $493 million under management as of June 30, 2003.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages the Fund's other business and affairs, all subject to the supervision and direction of the Fund's Board of Directors. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares of stock or valuing the Fund's investment portfolio, will be an expense of the Fund under the Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. Notwithstanding the foregoing, the Investment Adviser has voluntarily agreed, with respect to each series of its outstanding preferred stock and the Series D Preferred and Series E Auction Rate Preferred, to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of each such series for any calendar year in which the net asset value total return of the Fund allocable to the common stock, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Fund's fixed rate preferred stock, the stated annual dividend rate of such series and (ii) in the case of the Fund's auction rate preferred stock, the net cost of capital to the Fund with respect to such series for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on such series and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to each such series of preferred stock for so long as any shares of such series remain outstanding.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary its initial approval by the Fund's stockholders, and from year to year thereafter if approved annually
(i) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors at a meeting held on July 17, 1986 and was approved most recently by the Board of Directors on May 14, 2003.

         In considering whether to approve the Advisory Agreement, the Fund's non-interested Directors considered, among other factors, (i) the services provided to the Fund by the Investment Adviser and the sub-administrator, (ii) the Fund's absolute and comparative investment performance, (iii) the Fund's fee and expense data as compared to a peer group of closed-end equity funds in the same asset range as the Fund and (iv) the Investment Adviser's profitability with respect to its management of the Fund. The non-interested Directors indicated that the primary factors in their determination to approve the Advisory Agreement were the level of the Fund's advisory fee rate and actual expenses borne by the Fund, the high quality of service provided by the Investment Adviser, based in large part upon the experience of the Fund's portfolio manager, and the Fund's absolute and comparative investment performance within its peer group.

         The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding stock.

         For each of the years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Investment Adviser was paid $9,835,224, $12,063,874 and $13,085,773, respectively, for advisory and administrative services rendered to the Fund.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Directors have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         For the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Fund paid a total of $845,483, $987,659, and $487,920, respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $586,533, $664,606, and $337,437, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2002 represented approximately 69.16% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 35.92% of the aggregate dollar amount of transactions by the Fund for such period.


                           REPURCHASE OF COMMON STOCK

         The Fund is a closed-end, non-diversified, management investment company and as such its stockholders do not, and will not, have the right to require the Fund to repurchase their stock. The Fund, however, may repurchase its common stock from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's common stock is trading at a discount of 10% or more (or such other percentage as the Board of Directors of the Fund may determine from time to time) from net asset value. Pursuant to the 1940 Act, the Fund may repurchase its common stock on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such stock) or pursuant to tenders or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Fund.

         When the Fund repurchases its common stock for a price below net asset value, the net asset value of the common stock that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common stock will be affected, either positively or negatively.


                               PORTFOLIO TURNOVER

         The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002, December 31, 2001 and December 31, 2000 were 27.1%, 23.9% and 32.1%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its stockholders, as applicable. A higher rate of portfolio turnover may also result in greater taxable gains being passed to stockholders than would otherwise be the case.


                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a stockholder whose shares of the Fund's common stock is registered in his own name will have all distributions reinvested automatically by EquiServe, which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker- dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.

         Under the Plan, whenever the market price of the common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then-current market price of the common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy the common stock for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% or market value if, following the commencement of such purchases, the market value of the common stock exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to EquiServe, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. EquiServe will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

         EquiServe maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant's stockholder account under the Plan.

         In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at P.O. Box 43025, Providence, RI 02940-3025.


                                    TAXATION

         The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income, as defined in the Code without regard to the deduction for dividends paid, and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its stockholders in each taxable year, provided that an amount equal to at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year is distributed to its stockholders.

         Qualification as a RIC requires, among other things, that the Fund: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government Obligations, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Obligations or the securities of other
RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to preferred stockholders and common stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year (unless an election is made to use the Fund's fiscal year), and (iii) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M, of the Code. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

         Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of this tax but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Stockholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include, in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to partially redeem shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level federal income taxation on the income that it distributes.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to "pass-through" to stockholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Stockholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such stockholder's gross income.

         Distributions paid by the Fund from its net investment income or from an excess of net short-term capital gains over net-long term capital losses generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met at the Fund and stockholder level) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain dividends, if any, are taxable to stockholders at rates applicable to long-term capital gains regardless of how long the stockholder has held shares of the Fund's stock, and are not eligible for the dividends received deduction. Under the 2003 Tax Act, the tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the stock is held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

         The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of stock, a stockholder will realize a taxable gain or loss depending upon his or her basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the stock has been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the stock disposed of is replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such a case, the basis of the stock acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a stockholder on the sale of Fund stock held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such stock.

         Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non- resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         Based in part on a lack of present intention on the part of the Fund to voluntarily redeem the Series E Auction Rate Preferred at any time in the future, the Fund intends to take the position that under present law the Series E Auction Rate Preferred will constitute stock, rather than debt of the Fund. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Series E Auction Rate Preferred constitute debt of the Fund. If that position were upheld, distributions on the Series E Auction Rate Preferred would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail.

         The IRS has taken the position that if a RIC has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common stockholders and preferred stockholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction to common stockholders and preferred stockholders. The amount of net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction allocable between the common stockholders and the preferred stockholders will depend upon the amount of such net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund, and the total dividends paid by the Fund on the Common Stock and Preferred Stock during a taxable year.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Backup Withholding

         The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder's federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series D Preferred or Series E Auction Rate Preferred should consult their own tax advisers regarding the purchase, ownership and disposition of Series D Preferred or Series E Auction Rate Preferred.


                             ADDITIONAL INFORMATION
             CONCERNING AUCTIONS FOR SERIES E AUCTION RATE PREFERRED

General

         The Articles Supplementary provide that the Applicable Rate for each Dividend Period of the Series E Auction Rate Preferred will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period (an "Auction Date") from implementation of the Auction Procedures set forth in the Articles Supplementary, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell stock of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Articles Supplementary.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series E Auction Rate Preferred so long as the Applicable Rate is to be based on the results of the Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker- Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Series E Auction Rate Preferred. See "Broker-Dealers" below.

         Securities Depository. DTC will act as the Securities Depository for the Agent Members with respect to the Series E Auction Rate Preferred. One certificate for all of the shares of Series E Auction Rate Preferred will be registered in the name of Cede & Co., as nominee of the Securities Depository.

         Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series E Auction Rate Preferred contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the Series E Auction Rate Preferred. Prior to the commencement of the right of Holders of the Preferred Stock to elect a majority of the Fund's Directors, as described under "Description of the Series D Preferred and Series E Auction Rate Preferred -- Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all the Series E Auction Rate Preferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Series E Auction Rate Preferred, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

         On or prior to the Submission Deadline on each Auction Date for the Series E Auction Rate Preferred:

         (i) each Beneficial Owner of Series E Auction Rate Preferred may submit to its Broker-Dealer by telephone or otherwise a:

                (a) "Hold Order" - indicating the number of Outstanding shares of Series E Auction Rate Preferred, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

                (b) "Bid" - indicating the number of Outstanding shares of Series E Auction Rate Preferred, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such Series E Auction Rate Preferred for the next succeeding Dividend Period is less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

                (c) "Sell Order" - indicating the number of Outstanding shares of Series E Auction Rate Preferred, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Series E Auction Rate Preferred for the next succeeding Dividend Period; and

         (ii) Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which case they will indicate the number of shares of Series E Auction Rate Preferred that they offer to purchase if the Applicable Rate for Series E Auction Rate Preferred for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent is referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent is referred to herein as a "Bidder" and collectively as "Bidders."

         A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction will constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell Series E Auction Rate Preferred subject thereto at a price per share equal to $25,000.

         A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series E Auction Rate Preferred an Order or Orders covering all the Outstanding Series E Auction Rate Preferred held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding Series E Auction Rate Preferred shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series E Auction Rate Preferred an Order or Orders covering all of the Outstanding Series E Auction Rate Preferred held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of Series E Auction Rate Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer.

         A Potential Beneficial Owner of Series E Auction Rate Preferred may submit to its Broker-Dealer Bids in which it offers to purchase Series E Auction Rate Preferred if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate will constitute an irrevocable offer to purchase the number of shares of Series E Auction Rate Preferred specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid. A Beneficial Owner of Series E Auction Rate Preferred that offers to become the Beneficial Owner of additional Series E Auction Rate Preferred is, for purposes of such offer, a Potential Beneficial Owner.

         As described more fully below under "-- Orders by Existing Holders and Potential Holders," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of Series E Auction Rate Preferred subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Series E Auction Rate Preferred subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described above. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Series E Auction Rate Preferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Series E Auction Rate Preferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "-- Orders by Existing Holders and Potential Holders" below.

         The Fund may not submit an Order in any Auction.

         The Auction Procedures include a pro rata allocation of stock for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Series E Auction Rate Preferred that is fewer than the number of shares of Series E Auction Rate Preferred specified in its Order. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker- Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale will be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-- Notification of Results; Settlement" below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction up to the Maximum Rate. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment resulting from the use of or reliance on a source of information used in good faith unless the Auction Agent will have been grossly negligent with respect to a determination, calculation or declaration thereunder.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series E Auction Rate Preferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction of Series E Auction Rate Preferred -- Secondary Market Trading and Transfer of Series E Auction Rate Preferred" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon written notice to the Fund on a date no earlier than 30 days after the date of delivery of such notice. If the Auction Agent should resign or for any reason its appointment is terminated during any period when the Series E Auction Rate Preferred are outstanding, the Fund will use its best efforts promptly thereafter to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund has entered into such an agreement in substantially the form of the Auction Agency Agreement with a successor Auction Agent.

Broker-Dealers

         The Auction Agent after each Auction for Series E Auction Rate Preferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) $25,000, times
(iv) the aggregate number of shares of Series E Auction Rate Preferred placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series E Auction Rate Preferred placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers. For the purposes of the preceding sentence, Series E Auction Rate Preferred will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (a) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction, (b) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (c) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. If a Broker- Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker- Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Orders by Existing Holders and Potential Holders

         Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of Series E Auction Rate Preferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of Series E Auction Rate Preferred subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (i) all Hold Orders for Series E Auction Rate Preferred will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of Series E Auction Rate Preferred held by such Existing Holder, and, if the number of shares of Series E Auction Rate Preferred subject to such Hold Orders exceeds the number of shares of Outstanding Series E Auction Rate Preferred held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

         (ii)   (a)   any Bid for Series E Auction Rate Preferred will be
                      considered valid up to and including the excess of the number of Outstanding shares of Series E Auction Rate
                      Preferred held by such Existing Holder over the number of shares of Series E Auction Rate Preferred subject to any Hold Orders referred to in clause (i) above;

                (b) subject to subclause (a), if more than one Bid of an Existing Holder for Series E Auction Rate Preferred is submitted to the Auction Agent with the same rate and the number of Outstanding shares of Series E Auction Rate Preferred subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Series E Auction Rate Preferred subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Series E Auction Rate Preferred equal to such excess;

                (c) subject to subclauses (a) and (b), if more than one Bid of an Existing Holder for Series E Auction Rate Preferred is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                (d) in any such event, the number, if any, of such Outstanding shares of Series E Auction Rate Preferred subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for Series E Auction Rate Preferred by or on behalf of a Potential Holder at the rate specified therein; and

         (iii) all Sell Orders for Series E Auction Rate Preferred will be considered valid up to and including the excess of the number of Outstanding shares of Series E Auction Rate Preferred held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

If more than one Bid of a Potential Holder for Series E Auction Rate Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of Series E Auction Rate Preferred specified therein.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

         Not earlier than the Submission Deadline on each Auction Date for Series E Auction Rate Preferred, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker- Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of Series E Auction Rate Preferred over the number of Outstanding shares of Series E Auction Rate Preferred subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series E Auction Rate Preferred") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of Series E Auction Rate Preferred that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding shares of Series E Auction Rate Preferred that are the subject of Submitted Sell Orders (including the number of shares of Series E Auction Rate Preferred subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

         If Sufficient Clearing Bids for Series E Auction Rate Preferred have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the Winning Bid Rate for shares of such Series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding Series E Auction Rate Preferred which, when added to the number of Outstanding Series E Auction Rate Preferred shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Series E Auction Rate Preferred. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such Series.

         If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Series E Auction Rate Preferred is subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Series E Auction Rate Preferred will be equal to the Maximum Rate. In such a case, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Series E Auction Rate Preferred subject to such Sell Orders but will continue to own Series E Auction Rate Preferred for the next Dividend Period. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the Outstanding Series E Auction Rate Preferred is subject to Submitted Hold Orders, the Applicable Rate for all Series E Auction Rate Preferred for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Based on the determinations made under " - Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Series E Auction Rate Preferred will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Series E Auction Rate Preferred subject to such Hold Orders.

         If Sufficient Clearing Bids for Series E Auction Rate Preferred shares have been made:

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding Series E Auction Rate Preferred subject to such Submitted Sell Order or Submitted Bid;

         (ii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding Series E Auction Rate Preferred subject to such Submitted Bid;

         (iii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding Series E Auction Rate Preferred shares subject to such Submitted Bid;

         (iv) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold Series E Auction Rate Preferred subject to such Submitted Bid, unless the number of Outstanding Series E Auction Rate Preferred shares subject to all such Submitted Bids is greater than the number of Series E Auction Rate Preferred shares ("remaining shares") in excess of the Available Series E Auction Rate Preferred over the number of Series E Auction Rate Preferred shares accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Series E Auction Rate Preferred subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Series E Auction Rate Preferred shares subject to all such Submitted Bids of such Existing Holders; and

         (v) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for Series E Auction Rate Preferred will purchase any Available Series E Auction Rate Preferred not accounted for in clauses
                (ii) through (iv) above on a pro rata basis based on the Outstanding Series E Auction Rate Preferred shares subject to all such Submitted Bids.

         If Sufficient Clearing Bids for Series E Auction Rate Preferred shares have not been made (unless this results because all Outstanding Series E Auction Rate Preferred shares are subject to Submitted Hold Orders):

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Series E Auction Rate Preferred subject to such Submitted Bid;

         (ii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of Series E Auction Rate Preferred shares subject to such Submitted Bid; and

         (iii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of Series E Auction Rate Preferred shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding Series E Auction Rate Preferred shares subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses (iv) or
(v) of the second preceding paragraph or clause (iii) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Series E Auction Rate Preferred share, the Auction Agent will, in such manner as, in its sole discretion, it determines, round up or down to the nearest whole share the number of Series E Auction Rate Preferred shares being sold or purchased on such Auction Date so that the number of Series E Auction Rate Preferred shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause (v) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Series E Auction Rate Preferred share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate Series E Auction Rate Preferred for purchase among Potential Holders so that only whole Series E Auction Rate Preferred shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

Notification of Results; Settlement

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Series E Auction Rate Preferred as a result of the Auction and will be required to advise each customer purchasing or selling Series E Auction Rate Preferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Series E Auction Rate Preferred shares on the registry of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Series E Auction Rate Preferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         If any Existing Holder selling Series E Auction Rate Preferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Series E Auction Rate Preferred shares that is less than the number of Series E Auction Rate Preferred shares that otherwise was to be purchased by such person. In such event, the number of Series E Auction Rate Preferred shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of Series E Auction Rate Preferred shares will constitute good delivery.


                      ADDITIONAL INFORMATION CONCERNING THE
             SERIES D PREFERRED AND SERIES E AUCTION RATE PREFERRED

         The additional information concerning the Series D Preferred and Series E Auction Rate Preferred contained in this SAI does not purport to be complete a complete description of those Series and should be read in conjunction with the description of the Series D Preferred and Series E Auction Rate Preferred contained in the Prospectus under "Description of the Series D Preferred and Series E Auction Rate Preferred." This description is subject to and qualified in its entirety by reference to the Fund's Charter, including the provisions of the Articles Supplementary establishing, respectively, the Series D Preferred and the Series E Auction Rate Preferred. Copies of these Articles Supplementary are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information" in the Prospectus.

Dividends and Dividend Periods For the Series E Auction Rate Preferred

         Holders of Series E Auction Rate Preferred will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under " -- Determination of Dividend Rate," payable as and when set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on shares of the Fund's Common Stock.

         By 12:00 noon, New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient same-day funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders of Series E Auction Rate Preferred will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends. No interest will be payable in respect of any dividend payment or payments that may be in arrears. See " -- Default Period."

         The amount of dividends per Outstanding Series E Auction Rate Preferred share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable (but in no event will the numerator exceed 360) and the denominator of which will be 360, multiplying the amount so obtained by the $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per Series E Auction Rate Preferred share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence except that the numerator, with respect to any full twelve month period, will be 360.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for the Series E Auction Rate Preferred is set forth in the Prospectus. See "The Auction of Series E Auction Rate Preferred -- Summary of Auction Procedures" in the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the Series E Auction Rate Preferred will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See "-- Notification of Dividend Period" below.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Series E Auction Rate Preferred Basic Maintenance Amount.

         The Maximum Rate will apply automatically following an Auction for Series E Auction Rate Preferred in which Sufficient Clearing Bids have not been made (other than because all Series E Auction Rate Preferred were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for (i) circumstances in which the Dividend Rate is the Default Rate, as described below or (ii) in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, in which case the length of the then-current dividend period will be extended by seven days, or a multiple thereof if necessary because of such unforeseen event or events, the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series E Auction Rate Preferred shares are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Series E Auction Rate Preferred; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series E Auction Rate Preferred has been cured as set forth under " -- Default Period," (iii) Sufficient Clearing Orders existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund mailed a notice of redemption with respect to any shares, the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Series E Auction Rate Preferred Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Series E Auction Rate Preferred Basic Maintenance Report to each Rating Agency which is then rating the Series E Auction Rate Preferred and so requires.

         If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be made by press release and communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (x) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (y) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (a) a notice stating (1) that the Fund has determined to designate the immediately succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (2) the terms of the Specific Redemption Provisions, if any; or

         (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (b) above, thereby resulting in a Standard Dividend Period.

         Default Period. A "Default Period" with respect to the Outstanding Series E Auction Rate Preferred will commence on any date upon which the Fund fails to deposit irrevocably in trust in same- day funds with the Paying Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Dividend Payment Date or Redemption Date, as the case may be, (i) the full amount of any declared dividend on the Series E Auction Rate Preferred payable on such Dividend Payment Date (a "Dividend Default") or (ii) the full amount of any redemption price (the "Redemption Price") payable on the Series E Auction Rate Preferred being redeemed on such Redemption Date (a "Redemption Default" and, together with a Dividend Default, a "Default").

         A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the Series E Auction Rate Preferred, and the dividend rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate; provided, however, that if a Default Period is deemed not to have occurred because the Default has been cured, then the dividend rate for the period shall be the Applicable Rate set at the auction for such period.

         Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to such Series; provided, however, that if a Default Period shall end prior to the end of Standard Dividend Period that had commenced during the Default Period, an Auction shall be held on the last day of such Standard Dividend Period.

         In the event the Fund fully pays all default amounts due during a Dividend Period, the dividend rate for the remainder of that Dividend Period will be, as the case may be, the Applicable Rate (for the first Dividend Period following a Dividend Default) or the Maximum Rate (for any subsequent Dividend Period for which such Default is continuing).

         No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

         Under the 1940 Act, the Fund may not (i) declare any dividend (except a dividend payable in stock of the issuer) or other distributions upon any of its outstanding common stock, or purchase any such common stock, if at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's outstanding senior securities representing stock, including the Series D Preferred or Series E Auction Rate Preferred, would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock), or (ii) declare any dividend (except a dividend payable in stock of the issuer) or other distributions upon any of its outstanding capital stock, including the Series D Preferred or Series E Auction Rate Preferred, or purchase any such capital stock if, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Stock), except that dividends may be declared upon any Preferred Stock, including the Series D Preferred or Series E Auction Rate Preferred, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be equal to or greater than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Stock). A declaration of a dividend or other distribution on or purchase or redemption of Series D Preferred or Series E Auction Rate Preferred is prohibited, unless there is no event of default under indebtedness senior to the Series D Preferred and/or Series E Auction Rate Preferred and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to its Preferred Stock (including the Series D Preferred and/or Series E Auction Rate Preferred).

         For so long as the Series D Preferred or Series E Auction Rate Preferred is Outstanding, except as otherwise provided in the Articles Supplementary, the Fund will not pay any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other stock, if any, ranking junior to the Series D Preferred and/or Series E Auction Rate Preferred as to dividends or upon liquidation) with respect to shares of Common Stock or any other stock of the Fund ranking junior to the Series D Preferred and/or Series E Auction Rate Preferred as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other stock ranking junior to the Series D Preferred and/or Series E Auction Rate Preferred (except by conversion into or exchange for shares of the Fund ranking junior to the Series D Preferred and/or Series E Auction Rate Preferred as to dividends and upon liquidation), unless, in each case, (x) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount applicable to, as the case may be, the Series D Preferred or Series E Auction Rate Preferred and the 1940 Act Asset Coverage with respect to the Fund's Outstanding Preferred Stock, including the Series D Preferred and/or Series E Auction Rate Preferred, would be achieved, (y) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Preferred Stock, including the Series D Preferred and/or Series E Auction Rate Preferred (or will have been declared and sufficient funds for the full payment thereof will have been deposited with the Paying Agent or the dividend-disbursement agent, as applicable) and (z) the Fund has redeemed the full number of shares of Preferred Stock to be redeemed pursuant to any provision for mandatory redemption contained in the Articles Supplementary, including any Series D Preferred and/or Series E Auction Rate Preferred required or determined to be redeemed pursuant to any such provision.

         No full dividend will be declared or paid on the Series D Preferred or Series E Auction Rate Preferred for any Dividend Period or part thereof, unless full cumulative dividends due through the most recent Dividend Payment Dates of the Outstanding Preferred Stock (including the Series D Preferred and/or Series E Auction Rate Preferred) have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all such shares of Preferred Stock, any dividends being paid on such shares of Preferred Stock (including the Series D Preferred and/or Series E Auction Rate Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of Preferred Stock on the relevant Dividend Payment Date.

Asset Maintenance

         The Fund is required to satisfy two separate asset maintenance requirements in respect of its Preferred Stock, including the Series D Preferred and/or Series E Auction Rate Preferred: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of each of the series of Preferred Stock, including Series D Preferred and/or Series E Auction Rate Preferred, plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for its Outstanding Preferred Stock, including for the Series D Preferred and/or Series E Auction Rate Preferred, of at least 200%.

         Basic Maintenance Amount. The Fund is required to maintain, as of each Valuation Date, Eligible Assets having in the aggregate a Discounted Value at least equal to the Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the Series D Preferred or Series E Auction Rate Preferred at the request of the Fund) and S&P (if S&P is then rating the Series D Preferred or Series E Auction Rate Preferred at the request of the Fund). For this purpose, the value of the Fund's portfolio securities will be the Market Value. If the Fund fails to meet such requirement on any Valuation
Date and such failure is not cured by the related Cure Date, the Fund will be required under certain circumstances to redeem some or all of the Series D Preferred or Series E Auction Rate Preferred.

         The "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (a) the product of the number of shares of each class or series of Preferred Stock Outstanding on such Valuation Date multiplied by the Liquidation Preference per share; (b) to the extent not included in (a) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each Outstanding share of Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to a class or series of the Preferred Stock, then from the date of original issue) through the Valuation Date plus all dividends to accumulate on the Preferred Stock then Outstanding during the 70 days following such Valuation Date or, if less, during the number of days following such Valuation Date that shares of Preferred Stock called for redemption are scheduled to remain Outstanding; (c) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund on Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); and (d) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in (or specifically excluded by) any of (i)(a) through (i)(c) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (a) the adjusted value of any of the Fund's assets or (b) the face value of any of the Fund's assets if, in the case of both (ii)(a) and (ii)(b), such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of shares of Preferred Stock or payment of another liability and are either U.S. Government Obligations or evidences of indebtedness which have a rating assigned by Moody's of at least "Aaa","P-1", "VMIG-1" or "MIG-1" or by S&P of at least "AAA", "SP-1+" or "A-1+", and are irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the dividend-disbursing agent or Paying Agent, as the case may be, for the payment of the amounts needed to redeem or repurchase Preferred Stock subject to redemption or repurchase or any of (i)(b) through (i)(d); and provided that in the event the Fund has repurchased Preferred Stock and irrevocably segregated or deposited assets as described above with its custodian bank or the dividend-disbursing agent or Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Preferred Stock to be repurchased from (i) above.

         The Discount Factors - the criteria used to determine the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the Basic Maintenance Amount - are based on the criteria established by each Rating Agency in connection with rating, as the case may be, the Series D Preferred or Series E Auction Rate Preferred. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. Upon any failure to maintain the required Eligible Assets, the Fund will seek to alter the composition of its portfolio to re-attain the Basic Maintenance Amount on or prior to the applicable Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series D Preferred or the Series E Auction Rate Preferred at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Directors, without further action by the stockholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody's and/or S&P, as the case may be, is in the best interests of the holders of shares of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by Moody's and S&P (or such other rating agency then rating the Series D Preferred and/or Series E Auction Rate Preferred at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the Series D Preferred and/or the Series E Auction Rate Preferred.

         The Board of Directors may amend the Articles Supplementary definition of "Maximum Rate" (the "maximum rate" as defined below under " -- Dividends on the Series E Auction Rate Preferred -- Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied to determine the maximum rate without the vote or consent of the holders of Series E Auction Rate Preferred or any other stockholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase

         1940 Act Asset Coverage. As of each Valuation Date, the Fund will determine whether the 1940 Act Asset Coverage is met as of that date. The Fund will deliver, with respect to the Series E Auction Rate Preferred, to the Auction Agent and each Rating Agency a 1940 Act Asset Coverage Certificate which sets forth the determination of the preceding sentence (i) as of the Date of Original Issue and, thereafter, (ii) as of (x) the last Business Day of each March, June, September and December and (y) a Business Day on or before any 1940 Act Asset Coverage Cure Date following a failure to meet 1940 Act Asset Coverage. Such 1940 Act Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the last Business Day of such March, June, September and December, as the case may be, or the relevant Cure Date.

         Notices. The Fund must deliver a Basic Maintenance Report to each applicable Rating Agency and the Auction Agent, if any, which sets forth, as of the related Monthly Valuation Date, Eligible Assets sufficient to meet or exceed the applicable Basic Maintenance Amount, the Market Value and Discounted Value thereof (in a series and in the aggregate) and the applicable Basic Maintenance Amount. Such Basic Maintenance Reports must be delivered as of the applicable Date of Original Issue and thereafter upon the occurrence of specified events on or before the fifth Business Day after the relevant Monthly Valuation Date or Cure Date.

         As for any Valuation Date for the Series E Auction Rate Preferred for which the Fund's ratio of the Discounted Value of Eligible Assets in respect of any Rating Agency to the Basic Maintenance Amount is less than or equal to 110%, the Fund shall deliver, by fax or email before 5:00 p.m. New York City time on the first Business Day following such Valuation Date, notice of such ratio to each Rating Agency.

Deposit Assets Requirements Relating to the Series E Auction Rate Preferred

         The Fund is obligated to deposit in a segregated custodial account a specified amount of Deposit Assets not later than 12:00 noon, New York City time, on each Dividend Payment Date and each Redemption Date relating to the Series E Auction Rate Preferred. These Deposit Assets, in all cases, will have an initial combined value greater than or equal to the cash amounts payable on the applicable Dividend Payment Date or Redemption Date, and will mature prior to such date.

Restrictions on Transfer Relating to the Series E Auction Rate Preferred

         Series E Auction Rate Preferred may be transferred only (i) pursuant to an Order placed in an Auction, (ii) to or through a Broker-Dealer, or (iii) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Series E Auction Rate Preferred through different Broker-Dealers, advises the Auction Agent of such transfer. Any certificates representing the Series E Auction Rate Preferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.


                           MOODY'S AND S&P GUIDELINES

         The descriptions of the Moody's and S&P Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the applicable Articles Supplementary. Copies of the Articles Supplementary are filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Additional Information" in the Prospectus.

         The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by Moody's and S&P, each a Rating Agency, in connection with the Fund's receipt of a rating of "Aaa" from Moody's and "AAA" from S&P, for the Series E Auction Rate Preferred and a rating of "Aaa" from Moody's for the Series D Preferred. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, such securities have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

         The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of such guidelines, greater than the aggregate liquidation preference of the Outstanding shares of Series D Preferred, Series E Auction Rate Preferred and other Preferred Stock plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Outstanding Shares of Series D Preferred, Series E Auction Rate Preferred and other Preferred Stock on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common stock. See "Additional Information Concerning The Series D Preferred and Series E Auction Rate Preferred - Asset Maintenance." The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant Rating Agency and will apply to the Series D Preferred or Series E Auction Rate Preferred only so long as the relevant Rating Agency is rating such stock at the request of the Fund. If in the future the Fund elected to issue senior securities rated by a rating agency other than Moody's or S&P, other similar arrangements might apply with respect to those securities.

         The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each Rating Agency (the "Basic Maintenance Amount"), the determination of which is as set forth under "Additional Information Concerning The Series D Preferred and Series E Auction Rate Preferred -- Asset Maintenance." Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

         Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

         A rating of preferred stock as "Aaa" (as described by Moody's or "AAA" (as described by S&P) indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A "Aaa" or "AAA" credit rating of preferred stock does not address the likelihood that a resale mechanism (such as the Auction) will be successful. As described respectively by Moody's and S&P, an issue of preferred stock which is rated "Aaa" or "AAA" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         The Fund will pay certain fees to Moody's and S&P for rating, as the case may be, the Series D Preferred or Series E Auction Rate Preferred . Such ratings may be subject to revision or withdrawal by the assigning Rating Agency for any time. Any rating of the Series D Preferred or Series E Auction Rate Preferred should be evaluated independently of any other ratings. Ratings are not recommendations to purchase, hold or sell Series D Preferred or Series E Auction Rate Preferred, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and S&P by the Fund and obtained by Moody's and S&P from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The Fund has no current intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

MOODY'S GUIDELINES

         Under the Moody's guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Basic Maintenance Amount. To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio.

         The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:[

                                                                                                       Moody's
Type of Moody's Eligible Asset:                                                                    Discount Factor:
------------------------------                                                                     ---------------

Short Term Money Market Instruments (other than U.S. Government Obligations set forth below) and other commercial paper:
     U.S. Treasury Securities with final maturities that are less
       than or equal to 60 days.................................................................        1.00
     Demand or time deposits, certificates of deposit and bankers' acceptances
       includable in Moody's Short Term Money Market Instruments................................        1.00
     Commercial paper rated P-1 by Moody's maturing in 30 days or less..........................        1.00
     Commercial paper rated P-1 by Moody's maturing in more than 30 days but
       in 270 days or less......................................................................        1.15
     Commercial paper rated A-1+ by S&P maturing in 270 days or less............................        1.25
     Repurchase obligations includable in Moody's Short Term Money Market
       Instruments if term is less than 30 days and counterparty is rated at least A2...........        1.00
     Other repurchase obligations...............................................................         ***
U.S. Common Stock and Common Stock of foreign issuers for which ADRs are traded
      Utility...................................................................................        1.70
     Industrial.................................................................................        2.64
     Financial..................................................................................        2.41
Common Stock of foreign issuers (in existence for at least five years) for which no
ADRs are traded.................................................................................        4.00
Convertible preferred stocks....................................................................        3.00
Preferred stocks:
     Auction rate preferred stocks
                  Cumulative....................................................................        3.50
                  Non-Cumulative................................................................        3.60


-------------------

*** Discount factor applicable to the underlying assets.


     Other preferred stocks issued by issuers in the financial and industrial industries
                             Cumulative.........................................................        1.97
                             Non-Cumulative.....................................................        2.07
     Other preferred stocks issued by issuers in the utilities industry
                             Cumulative.........................................................        1.55
                             Non-Cumulative.....................................................        1.65
U.S. Government Obligations (other than U.S. Treasury Securities set forth above or
   U.S. Treasury Securities Strips set forth below).............................................        1.04-1.26
U.S. Treasury Securities Strips.................................................................        1.04-1.66
Corporate Debt:
   Non-convertible corporate debt rated Aaa.....................................................        1.09-1.50
   Non-convertible corporate debt rated at least Aa3............................................        1.12-1.55
   Non-convertible corporate debt rated at least A3.............................................        1.15-1.60
   Non-convertible corporate debt rated at least Baa3...........................................        1.18-1.65
   Non-convertible corporate debt rated at least Ba3............................................        1.37-1.96
   Non-convertible corporate debt rated at least B1and B2.......................................        1.50-2.29
   Non-convertible unrated corporate debt.......................................................        2.50
   Convertible corporate debt rated at least Aa3 issued by the following type of issuers:
     Utility....................................................................................        1.67
     Industrial.................................................................................        2.61
     Financial..................................................................................        2.38
     Transportation.............................................................................        2.65
   Convertible corporate debt rated at least A3 issued by the following type of issuers:
     Utility....................................................................................        1.72
     Industrial.................................................................................        2.66
     Financial..................................................................................        2.43
     Transportation.............................................................................        2.75
   Convertible corporate debt rated at least Baa3 issued by the following type of issuers:
     Utility....................................................................................        1.88
     Industrial.................................................................................        2.82
     Financial..................................................................................        2.59
     Transportation.............................................................................        2.85
   Convertible corporate debt rated at least Ba3 issued by the following type of issuers:
     Utility....................................................................................        1.95
     Industrial.................................................................................        2.90
     Financial..................................................................................        2.65
     Transportation.............................................................................        2.90
   Convertible corporate debt rated at least B2 issued by the following type of issuers:
     Utility....................................................................................        1.99
     Industrial.................................................................................        2.93
     Financial..................................................................................        2.70
     Transportation.............................................................................        2.95

"Moody's Eligible Assets" means:

                  (a) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least "Baa3" by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 49 days on investments);]

                  (b) Short-Term Money Market Instruments;

                  (c) commercial paper that is not includable as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least "P-1" and maturing within 270 days;

                  (d) preferred stocks (i) which either (A) are issued by issuers whose senior debt securities are rated at least "Baa1" by Moody's or (B) are rated at least "Baa3" by Moody's or (C) in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least "A-" by S&P or (2) are rated at least "A-" by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "Baa3", (ii) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System, (iii) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (iv) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "A1" by Moody's or, if not rated by Moody's, are rated at least "AA-" by S&P), (v) which pay cumulative cash dividends in U.S. dollars, (vi) which are not convertible into any other class of stock and do not have warrants attached, (vii) which are not issued by issuers in the transportation industry and (viii) in the case of auction rate preferred stocks, which are rated at least "Aa3" by Moody's, or if not rated by Moody's, "AAA" by S&P, "AAA" by Fitch or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Fund's holdings of any single issue of auction rate preferred stock shall not be more than 1% of the Fund's total assets;

                  (e) common stocks (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Fund's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                  (f) ADR securities, based on the following guidelines: (i) Sponsored ADR program or (ii) Level II or Level III ADRs. Private placement Rule 144A ADRs are not eligible for collateral consideration. Global GDR programs will be evaluated on a case by case basis;

                  (g) U.S. Government Obligations;

                  (h) corporate evidences of indebtedness (i) which may be sold without restriction by the Fund which are rated at least "B3" ("Caa" subordinate) by Moody's (or, in the event the security is not rated by Moody's, the security is rated at least "BB-" by S&P or "BB-" by Fitch and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (ii) which have a minimum issue size of at least (A) $100,000,000 if rated at least "Baa3" or (B) $50,000,000 if rated "B" or "Ba3", (iii) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years and (iv) for which, if rated below "Baa3" or not rated, the aggregate Market Value of the Fund's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate evidences of indebtedness calculated at the time of original issuance;

                  (i) convertible corporate evidences of indebtedness (i) which are issued by issuers whose senior debt securities are rated at least "B2" by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least "BB" by S&P or "BB" by Fitch and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (ii) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the Nasdaq National Market System and (iii) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate evidences of indebtedness have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (e) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset; provided, however, that the Fund's investments in auction rate preferred stocks described in clause (d) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (a) through (g) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the proviso appearing after clause (j) below; and

                  (j) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the following obligations may be includable in Moody's Eligible Assets.

         Notwithstanding anything to the contrary in the preceding clauses
(a)-(j), the Fund's investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody's Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) with respect to the Market Value of the Fund's holdings:
Issuer:

                                  Non-Utility                     Utility
                                 Maximum Single                Maximum Single
Moody's Rating(1)(2)             Issuer(3)(4)                   Issuer(3)(4)
--------------------             ------------                   ------------
 Aaa                                  100%                          100%
Aa                                    20%                           20%
A                                     10%                           10%
CS/CB, "Baa", Baa(5)                   6%                            4%
Ba                                     4%                            4%
B1/B2                                  3%                            3%
B3 or below                            2%                            2%

Industry and State:


                                                    Utility            Utility
                             Non-Utility            Maximum            Maximum
                            Maximum Single        Single Sub-           Single
Moody's Rating(1)            Industry(3)         Industry(3)(6)        State(3)
-----------------            -----------         --------------        --------
Aaa                              100%                100%               100%
Aa                                60%                 60%                20%
A                                 40%                 50%                10%(7)
CS/CB, "Baa", Baa(5)              20%                 50%                 7%(7)
Ba                                12%                 12%                 0%
B1/B2                              8%                  8%                 0%
B3 or below                        5%                  5%                 0%


-------------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.

(2) Corporate evidences of indebtedness from issues ranging from $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.



S&P GUIDELINES

         Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Series E Auction Rate Preferred Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund's portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund's eligible assets at such time.

         The Series E Auction Rate Preferred Basic Maintenance Amount includes the sum of (i) $25,000 times the number of Series E Auction Rate Preferred shares then Outstanding, (ii) the liquidation preference of each additional series of Preferred Stock of the Fund times the number of shares of such series then outstanding and (iii) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         The following Discount Factors apply to portfolio holdings as described below in order to constitute S&P Eligible Assets includable within the calculation of Discounted Value:


     Asset Class Obligor                                  Overcollateralization
        (Collateral)              Advance Rates (1)            Factors (1)
        ------------              -----------------            -----------

Public Equity Small-Cap                 46.0%                     217.4%
Public Equity Mid-Cap                   53.6%                     186.6%
Public Equity Large-Cap                 59.7%                     167.6%
Cash and Other Deposit
Securities with Maturities             100.0%                     100.0%
of 30 days or less

-------------------
(1)  For an S&P rating of AAA.



         "S&P Seasoned Eligible Assets" means:

                  (a) Deposit Securities; and

                  (b) common stocks that satisfy all of the following conditions:

                           (i) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of Nasdaq for at least 450 days,

                           (ii) the Market Capitalization of such issuer of common stock exceeds $100 million,

                           (iii) the issuer of such common stock is not an entity that is treated as a partnership for federal income tax purposes,

                           (iv) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Fund is traded on a recognized national securities exchange or quoted on the National Market System of Nasdaq either directly or in the form of depository receipts, and

                           (v)      if such issuer is registered as an
                                    investment company under the 1940 Act, such issuer does not invest more than 25% of the value of its gross assets in securities that are not S&P Eligible Assets by reason of clause (iv) above;

                  provided, however, that the Fund's holdings of the common stock of any single issuer that satisfies the conditions set forth in clauses (i) through (v) above shall be included in S&P Eligible Assets only to the extent that:

                           (1) such holdings may be sold publicly by the Fund at any time without registration,

                           (2) to the extent remaining eligible after the operation of item (1) above, such holdings do not exceed a number of shares representing the average weekly trading volume of such common stock during the preceding 30 day period,

                           (3) to the extent remaining eligible after the operation of items (1) and (2) above, the aggregate Market Value of such holdings, when added to the aggregate Market Value of the Fund's holdings of all other similarly eligible shares of common stock of issuers in the same Industry Classification, does not exceed 10% of the aggregate Market Value of the Fund's S&P Eligible Assets, and

                           (4) to the extent remaining eligible after the operation of items (1) through (3) above, the aggregate Market Value of each of the three largest issuers is not in excess of 5% of the aggregate Market Value of the Fund's S&P Eligible Assets, and of the remaining issuers, is not in excess of 2% of the aggregate Market Value of the Fund's S&P Eligible Assets.

                  (c) Preferred stocks on such basis as S&P may determine in response to a request from the Fund.

         Notwithstanding the foregoing, an asset will not be considered an S&P Eligible Asset if it is held in a margin account, is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind or has been deposited irrevocably for the payment of dividends, redemption payments or any other payment or obligation under the Fund's Articles Supplementary.

         In addition, so long as any Series E Auction Rate Preferred is Outstanding and S&P is rating such Series E Auction Rate Preferred at the Fund's request, the Fund will not, unless it has received written confirmation that any such transaction would not impair the rating then assigned by S&P to the Series E Auction Rate Preferred, engage in any one or more of the following transactions:

                           (a) purchase or sell futures contracts; write,
purchase or sell options on futures contracts; or write put options (except covered put options) or call options (except covered call options) on securities owned by the Fund (collectively, "S&P Hedging Transactions"), except subject to the following limitations:

                           (i) for each net long or short position in S&P
Hedging Transactions, the Fund will maintain in a segregated account with the Fund's custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Fund's futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Fund's potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the Commission or by interpretations of the Commission's staff;

                           (ii) the Fund will not engage in any S&P Hedging
Transaction which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts, in aggregate, based on the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Wilshire 5000 Index, the Nasdaq Composite Index and the New York Stock Exchange Composite Index (or any component of any of the forgoing) exceeding in number 50% of the market value of the Fund's total assets or (B) outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                           (iii) the Fund will engage in closing transactions to
close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Series E Auction Rate Preferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date;

                           (iv) the Fund will engage in a closing transaction to
close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms; and

                           (v) when the Fund writes a futures contract or option
thereon, either the amount of margin posted by the Fund (in the case of a futures contract) or the marked-to-market value of the Fund's obligation (in the case of a put option written by the Fund) shall be treated as a liability of the Fund for purposes of calculating the Series E Auction Rate Preferred Basic Maintenance Amount, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security and the Fund does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Series E Auction Rate Preferred Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset.

                           (b) borrow money, except for the purpose of clearing
securities transactions if (i) the Series E Auction Rate Preferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is not intended to be publicly distributed or (B) is for "temporary purposes," and is in an amount not exceeding 5 percent of the market value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

                           (c) engage in any short sales of equity securities
(other than short sales against the box) unless the Fund maintains in a segregated account with the Fund's custodian an amount of cash or other readily marketable securities having a market value, when added to any amounts on deposit with the Fund's broker as collateral for its obligation to replace the securities borrowed and sold short, at least equal to the current market value of securities sold short, marked-to-market on a daily basis;

                           (d) utilize any pricing service other than FT
Interactive Data, Reuters, Telekurs, Bloomberg Financial Markets, J.J. Kenney Pricing Service, Merrill Lynch Securities Pricing Service or Bridge Data Corp, and any pricing service then permitted by S&P ; or

                           (e) enter into any reverse repurchase agreement,
other than with a counterparty that is rated at least A-1+ by S&P.

                                 NET ASSET VALUE

         The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the NYSE.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.


                                                 BENEFICIAL OWNERS

Name and Address of
Beneficial/Record Owner                                   Amount of Shares and
as of September 15, 2003          Title of Class            Nature of Ownership             Percent of Class
------------------------          --------------          ---------------------             ----------------
Cede & Co.*                        Common                  [__] (Record)
P.O. Box 29
Bowling Green Station              Series B Preferred      [__] (Record)
New York, NY 10274                 Series C Preferred      [__] (Record)

_________________
*    A nominee partnership of DTC.


         As of September 15, 2003, the Directors and Officers of the Fund as a group beneficially owned approximately 1.14% of the outstanding shares of the Fund's common stock.


                               GENERAL INFORMATION

Book-Entry-Only Issuance

         DTC will act as securities depository for the shares of Series D Preferred and/or Series E Auction Rate Preferred offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the Securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.

Counsel and Independent Accountants

                  Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the issuance of Series D Preferred and/or Series E Auction Rate Preferred.

                  PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.


                              FINANCIAL STATEMENTS

         The audited financial statements included in the Semi-Annual Report to the Fund's Stockholders for the six months ended June 30, 2003, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Stockholders. All other portions of the Semi-Annual Report to Stockholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Semi-Annual Report to Stockholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).


                                    GLOSSARY

 "AA Financial Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period of 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate will be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent pursuant to instructions from the Fund. For purposes of this definition, (A) "Commercial Paper Dealers" will mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing will cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days maturity will mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which will be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper will mature and the denominator of which will be 360.

"Adjusted Value" of each Eligible Asset shall be computed as follows:

         (i) cash shall be valued at 100% of the face value thereof; and

         (ii) all other Eligible Assets shall be valued at the applicable Discounted Value thereof; and

         (iii) each asset that is not an Eligible Asset shall be valued at zero.

"Administrator"means the other party to the Administration Agreement with the Fund, which shall initially be Gabelli Funds, LLC, a New York limited liability company, and will include, as appropriate, any sub-administrator appointed by the Administrator.

"Affiliate" means, with respect to the Auction Agent, any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker- Dealer controlled by, in control of or under common control with the Fund will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 80% of the "AA" Financial Composite Commercial Paper Rate.

"Applicable Rate" means, with respect to the Series E Auction Rate Preferred, for each Dividend Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof or an Auction does not take place with respect to such Dividend Period because of the commencement of a Default Period that ends prior to an Auction Date, the Maximum Rate and (iii) if all Series E Auction Rate Preferred is the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the last day of the initial Dividend Period and each seventh day after the immediately preceding Auction Date; provided, however, that if any such seventh day is not a Business Day, such Auction Date shall be the first preceding day that is a Business Day and the next Auction Date, if for a Standard Dividend Period, shall (subject to the same advancement procedure) be the seventh day after the date that the preceding Auction Date would have been if not for the advancement procedure; provided further, however, that the Auction Date for the Auction at the conclusion of any Special Dividend Period shall be the last Business Day in such Special Dividend Period and that no more than one Auction shall be held during any Dividend Period; provided, further, however, that the Auction Date following a Default Period shall be the last Business Day in the Standard Dividend Period that commenced during such Default Period. Notwithstanding the foregoing, in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events).

"Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Series E Auction Rate Preferred."

"Available Series E Auction Rate Preferred" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Basic Maintenance Amount" has the meaning set forth in "Additional Information Concerning The Series D Preferred and Series E Auction Rate Preferred -- Asset Maintenance."

"Basic Maintenance Report" means, with respect to the Series E Auction Rate Preferred, a report prepared by the Administrator which sets forth, as of the related Monthly Valuation Date, Moody's Eligible Assets and S&P Eligible Assets sufficient to meet or exceed the Basic Maintenance Amount, the Market Value and Discounted Value thereof (seriatim and in the aggregate), (iii) the Basic Maintenance Amount, and (iv) the net asset value of the Fund. Such report will also include (A) the month-end closing price for the Common Stock of the Fund
(B) the monthly total-return per Common Stock, which will be determined based upon month-end closing share prices, assuming reinvestment of all dividends paid during such month and (C) the total leverage positions of the Fund. For the purposes of this Articles Supplementary, "Basic Maintenance Report" or "Report" shall have a correlative meaning with respect to any other class or series of Preferred Stock.

"Beneficial Owner" with respect to Series E Auction Rate Preferred, means a customer of a Broker- Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares of such series.

"Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Series E Auction Rate Preferred -- Orders by Existing Holders and Potential Holders."

"Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Orders by Existing Holders and Potential Holders."

"Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"By-Laws" means the By-Laws of the Fund, as amended from time to time.

"Charter" means the Articles of Incorporation of the Fund, as amended or supplemented (including the Articles Supplementary), as filed with the State Department of Assessments and Taxation of the State of Maryland.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the shares of the Fund's common stock, par value $.001 per share.

"Cure Date" has the meaning set forth in paragraph 3(a)(i) of Article II of the Articles Supplementary for the Series D Preferred and paragraph 3(a)(ii) of
Article I of the Articles Supplementary for the Series E Auction Rate Preferred.

"Date of Original Issue" means the date on which the Series D Preferred or Series E Auction Rate Preferred, as the case may be, is originally issued by the Fund.

"Default Period" has the meaning set forth in "Additional Information Concerning the Series D Preferred and Series E Auction Rate Preferred -- Dividends and Dividend Period."

"Default Rate" means the Reference Rate multiplied by three (3).

"Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has Eligible Assets with an Adjusted Value equal to or greater than the Basic Maintenance Amount, each Deposit Asset shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

"Discount Factor" means (i) so long as Moody's is rating the Series D Preferred or Series E Auction Rate Preferred at the Fund's request, the Moody's Discount Factor, (ii) so long as S&P is rating the Series E Auction Rate Preferred, the S&P Discount Factor, and/or (iii) any applicable discount factor established by any Other Rating Agency, whichever is applicable.

"Discounted Value" means, as applicable, (i) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, or (ii) such other formula for determining the discounted value of an Eligible Asset as may be established by an applicable Rating Agency, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.

"Dividend Default" has the meaning set forth in "Additional Information Concerning the Series D Preferred and Series E Auction Rate Preferred -- Dividends and Dividend Period."

"Dividend Payment Date" means, with respect to the Series D Preferred, any date on which dividends declared by the Board of Directors thereon are payable pursuant to the provisions of paragraph 1(a) of Article II of the Articles Supplementary of the Series D Preferred, and, with respect to the Series E Auction Rate Preferred, any date on which dividends declared by the Board of Directors thereon are payable pursuant to the provisions of paragraph 2(b) of
Article I of the Articles Supplementary, for the Series E Auction Rate Preferred, and shall have a correlative meaning with respect to any other class or series of Preferred Stock.

"Dividend Period" means, with respect to Series D Preferred, the quarterly dividend specified in paragraph 1(a) of Article II of the Articles Supplementary for the Series D Preferred and, with respect to Series E Auction Rate Preferred, the initial period determined in the manner set forth under "Designation" in the Articles Supplementary of the Series E Auction Rate Preferred, and thereafter, the period commencing on the Business Day following each Auction Date and ending on the next Auction Date or, if such next Auction Date is not immediately followed by a Business Day, on the latest day prior to the next succeeding Business Day.

"Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Series D Preferred or Series E Auction Rate Preferred at the request of the
Fund), S&P Eligible Assets (if S&P is then rating the Series E Auction Rate Preferred at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series D Preferred or Series E Auction Rate Preferred, whichever is applicable.

"Existing Holder" means (i) a person who beneficially owns those shares of Series E Auction Rate Preferred listed in that person's name in the records of the Fund or the Auction Agent or (ii) the beneficial owner of those shares of Series E Auction Rate Preferred which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a master purchaser's letter.

"Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Orders By Existing Holders and Potential Holders."

"Holder" means, with respect to the Series E Auction Rate Preferred, the registered holder of Series E Auction Rate Preferred shares as the same appears on the stock ledger or stock records of the Fund or records of the Auction Agent, as the case may be.

"Industry Classification" means a six-digit industry classification in the Standard Industry Classification system published by the United States.

"Liquidation Preference" means $25 per share of Series D Preferred and $25,000 per share of Series E Auction Rate Preferred and will have a correlative meaning with respect to shares of any other class or series of Preferred Stock.

"Market Capitalization" means, with respect to any issue of common stock, as of any date, the product of (i) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (ii) the Market Value per share of such common stock as of the close of business on the date of determination thereof.

"Market Value" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board of Directors as being in compliance with the requirements of the 1940 Act.

         Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:

         (i) as to any common or preferred stock which is an Eligible Asset, (a) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (b) if there was no reported sales price on the Valuation Date, the price obtained from a Pricing Service as of the Valuation Date, or (c) if there was no reported sales price on the Valuation Date or price available from a Pricing Service, the lower of two bid prices for such stock provided to the Administrator by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and S&P then-current rating of the Series E Auction Market Preferred), at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (ii) as to any U.S. Government Obligation, Short-Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements) and commercial paper, with a maturity of greater than 60 days, the product of (a) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument and (b) the price provided by a Pricing Service or, if not obtainable through a Pricing Service, the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized securities dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and S&P then-current rating of the Series E Auction Market Preferred) to the administrator, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (iii) as to cash, demand and timed deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;

         (iv) as to any U.S. Government Obligation, Short-Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the Board of Directors determines that such value does not constitute fair value; or

         (v) as to any other evidence of indebtedness which is an Eligible Asset, (a) the product of (1) the unpaid principal balance of such indebtedness as of the Valuation Date and (2)(A) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (B) if there was no reported sales price on the Valuation Date and if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the price obtained from a Pricing Service as of the Valuation Date or (C) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, and a price was not obtainable from a Pricing Service as of the Valuation Date, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's and S&P) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's and S&P's then-current rating of the Series D Preferred or Series E Auction Rate Preferred) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (b) accrued interest on such indebtedness.

         Notwithstanding the foregoing, in the case of Preferred Stock that is rated by a single Rating Agency, "Market Value" shall have the meaning set forth in the Articles Supplementary of such Preferred Stock.

"Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of (i) in the case of a dividend period of 184 days or less, the "AA" Financial Composite Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Series E Auction Rate Preferred by Moody's and S&P subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with the Basic Maintenance Amount or (ii) in the case of a dividend period of longer than 184 days, the Treasury Index Rate.

              Credit Ratings for Series E Auction Rate Preferred


 Moody's Credit Rating       S&P Credit Rating            Applicable Percentage
----------------------      ------------------           -----------------------
Aa3 or higher                   AA- or higher                        150%
A3 to A1                        A- to A+                             175%
Baa3 to Baa1                    BBB- to BBB+                         250%
Below Baa3                      Below BBB-                           275%



"Moody's" means Moody's Investors Service, Inc. and its successors at law.

"Moody's Discount Factor" has the meaning ascribed to it in "Moody's and S&P Guidelines -- Moody's Guidelines."

"Moody's Eligible Assets" has the meaning ascribed to it in "Moody's and S&P Guidelines -- Moody's Guidelines."

"1940 Act" means the Investment Company Act of 1940, as amended, or any successor statute.

"1940 Act Asset Coverage" means asset coverage, as determined in accordance with
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding shares of Series D Preferred and Series E Auction Rate Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.

"1940 Act Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to paragraph 9(a)(i)(B) of Article I of the Articles Supplementary of the Series E Auction Rate Preferred.

"Non-Call Period" means a period determined by the Board of Directors after consultation with the Broker-Dealers, during which the Series E Auction Rate Preferred subject to such Special Dividend Period are not subject to redemption at the option of the Fund but only to mandatory redemption.

"NRSRO" means a Nationally Recognized Statistical Ratings Organization.

"Order" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Orders By Existing Holders and Potential Holders."

"Other Rating Agency" means any rating agency other than Moody's or S&P then providing a rating for the Series E Auction Rate Preferred pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Series E Auction Rate Preferred.

"Outstanding" means, as of any date, Preferred Stock theretofore issued by the Fund except:

         (i) any such share of Preferred Stock theretofore cancelled by the Fund or delivered to the Fund for cancellation;

         (ii) any such share of Preferred Stock other than auction rate Preferred Stock as to which a notice of redemption will have been given and for whose payment at the redemption thereof Deposit Assets in the necessary amount are held by the Fund in trust for, or have been irrevocably deposited with the relevant disbursing agent for payment to, the holder of such share pursuant to the Articles Supplementary with respect thereto;

         (iii) in the case of auction rate Preferred Stock, any such stock theretofore delivered to the applicable auction agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the applicable paying agent sufficient funds to redeem such shares; and

         (iv) any such Preferred Stock in exchange for or in lieu of which other shares have been issued and delivered.

Notwithstanding the foregoing, (x) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Stock as to which the Fund or any subsidiary is the holder or Existing Holder, as applicable, will be disregarded and deemed not Outstanding; (y) in connection with any auction, any auction rate Preferred Stock as to which the Fund or any Person known to the auction agent to be an subsidiary is the holder or Existing Holder, as applicable, will be disregarded and not deemed Outstanding; and (z) for purposes of determining the Basic Maintenance Amount, Series E Auction Rate Preferred held by the Fund will be disregarded and deemed not Outstanding.

"Paying Agent" means with respect to Series E Auction Rate Preferred, The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent and, with respect to any other class or series of preferred stock, the Person appointed by the Fund as dividend disbursing or paying agent with respect to such class or series.

"Person"means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional shares of Series E Auction Rate Preferred or
(ii) any other person who may be interested in acquiring shares of Series E Auction Rate Preferred and who has signed a master purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a master purchaser's letter.

"Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Series D Preferred and Series E Auction Rate Preferred.

"Premium Call Period" means a period consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

"Pricing Service" means any of the following: Bloomberg Financial Service, Bridge Information Services, Data Resources Inc., FT Interactive, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, S&P/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

"Rating Agency" means Moody's and S&P as long as such rating agency is then rating the Series D Preferred or the Series E Auction Rate Preferred at the request of the Fund, or any other rating agency then rating the Series D Preferred or the Series E Auction Rate Preferred at the request of the Fund.

"Rating Agency Guidelines" has the meaning set forth in set forth in "Moody's and S&P Guidelines."

"Redemption Date" means, with respect to shares of the Fund's Outstanding Preferred Stock, the date fixed by the Fund for the redemption of such shares.

"Redemption Default" has the meaning set forth in "Additional Information Concerning the Series D Preferred and Series E Auction Rate Preferred -- Dividends and Dividend Period."

"Redemption Price" means, with respect to the Series D Preferred, the price set forth in paragraph 3(a) of Article II of the Articles Supplementary for the Series D Preferred and, with respect to the Series E Auction Rate Preferred, the price set forth in paragraph 3(a)(i) of Article I of the Articles Supplementary for the Series E Auction Rate Preferred.

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Composite Commercial Paper Rate for a Dividend Period of 184 days or fewer or the applicable Treasury Index Rate for a Dividend Period of longer than 184 days and, with respect to the determination of the Maximum Rate, the "AA" Financial Composite Commercial Paper Rate or the Treasury Index Rate, as appropriate.

"S&P" means Standard & Poor's Ratings Services, or its successors at law.

"S&P Discount Factor" has the meaning set forth in "Moody's and S&P Guidelines -- S&P Guidelines."

"S&P Eligible Assets" has the meaning set forth in "Moody's and S&P Guidelines -- S&P Guidelines."

"S&P Hedging Transactions" has the meaning set forth in "Moody's and S&P Guidelines -- S&P Guidelines"

"SEC" means the Securities and Exchange Commission

"Securities Act" means The Securities Act of 1933, as amended, or any successor statute.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Series D Preferred or Series E Auction Rate Preferred.

"Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Orders by Existing Holders and Potential Holders."

"Series B Preferred" means the Fund's 7.20% Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25 per share.

"Series C Auction Rate Preferred" means the Fund's Series C Auction Rate Cumulative Preferred Stock.

"Series D Preferred" means the Fund's Series D Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25 per share.

"Series E Auction Rate Preferred" means the Fund's Series E Auction Rate Cumulative Preferred Stock, $.001 par value per share and liquidation preference $25,000 per share.

"Series E Auction Rate Preferred Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the S&P Eligible Assets if both Moody's and S&P are then rating the Series E Auction Rate Preferred at the request of the Fund, or the Eligible Assets of whichever of Moody's or S&P is then doing so if only one of Moody's or S&P is then rating the Series E Auction Rate Preferred at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the Series E Auction Rate Preferred.

"Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

         (i) commercial paper rated A-1 if such commercial paper matures in 30 days, or A-1+ if such commercial paper matures in over 30 days;

         (ii)     AAAm rated money market funds


         (iii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or
                  (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) or (C) A-1+ rated institutions;

         (iv)     overnight funds; and

         (v)      U.S. Government Obligations.

Notwithstanding the foregoing, in the case of Preferred Stock that is rated by a single Rating Agency, "Short-Term Money Market Instruments" shall have the meaning set forth in the Articles Supplementary of such Preferred Stock.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a Non-Call Period and (ii) a Premium Call Period.

"Standard Dividend Period" means a Dividend Period of seven days, subject to increase or decrease to the extent necessary for the next Auction Date and Dividend Payment Date to each be Business Days.

"Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning
Bid Rate and Applicable Rate."

"Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Bids" has the meaning set forth in "Additional Information Concerning the Auction for Series E Auction Rate Preferred -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Orders" means that all shares of Series E Auction Rate Preferred are the subject of Submitted Hold Orders or that the number of shares of Series E Auction Rate Preferred that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (i) the number of shares of Series E Auction Rate Preferred that are subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and (ii) the number of shares of Series E Auction Rate Preferred that are subject to Submitted Sell Orders.

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Obligations selected by the Fund.

"U.S. Government Obligations" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Basic Maintenance Amount. Notwithstanding the foregoing, in the case of Preferred Stock that is rated by a single Rating Agency, "Valuation Date" shall have the meaning set forth in the Articles Supplementary of such Preferred Stock.

"Winning Bid Rate" means the lowest rate specified in the Submitted Bids which if:

         (i) (a) each such Submitted Bid of Existing Holders specifying such lowest rate and

                  (b) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

         (ii) (a) each such Submitted Bid of Potential Holders specifying such lowest rate and

                  (b) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (i) above continuing to hold an aggregate number of shares of Outstanding Series E Auction Rate Preferred which, when added to the number of shares of Outstanding Series E Auction Rate Preferred to be purchased by such Potential Holders described in subclause (ii) above, would equal not less than the Available shares of Series E Auction Rate Preferred.



                                     PART C

                                OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements

         (a)      Financial Statements (audited) for the fiscal year 2002 (1)

                  (i)      Portfolio of Investments as of December 31, 2002

                  (ii)     Statement of Assets and Liabilities as of December
                           31, 2002

                  (iii) Statement of Operations for the year ended December 31, 2002

                  (iv) Statement of Changes in Net Assets for the year ended December 31, 2002

                  (v) Financial highlights for a share outstanding throughout the periods 1994 through 2002

                  (vi)     Notes to Financial Statements

                  (vii)    Report of Independent Accountants

(2)      Exhibits

         (a) (i)   Articles of Incorporation (2)

                  (ii) Articles Supplementary for the 7.20% Tax Advantaged Cumulative Preferred Stock (3)

                  (iii) Articles Supplementary for the Series C Auction Rate Cumulative Preferred Stock (5)

                  (iv) Form of Articles Supplementary for the __% Series D Cumulative Preferred Stock (9)

                  (v) Form of Articles Supplementary for the Series E Auction Rate Cumulative Preferred Stock (9)

         (b)      Amended and Restated By-Laws of Registrant (3)

         (c)      Not applicable

         (d)     (i)       Specimen Stock Certificate:

                           (A) 7.20% Tax Advantaged Series B Cumulative
                               Preferred Stock (3)

                           (B) Series C Auction Rate Cumulative Preferred Stock
                               (5)

                           (C) ___% Series D Cumulative Preferred Stock (9)

                           (D) Series E Auction Rate Cumulative Preferred Stock
                               (9)

         (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (2)

         (f)      Not applicable

         (g) Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (6)

         (h)      Form of Underwriting Agreement (9)

         (i)      Not applicable

         (j) Custodian Contract between Registrant and State Street Bank and Trust Company (9)

         (k) (i) Registrar, Transfer Agency and Service Agreement between Registrant and EquiServe Trust Company (6)

                  (ii)   Transfer Agent and Registrar Services Fee Agreement(6)

                  (iii) Form of Auction Agency Agreement for the Series C Auction Rate Cumulative Preferred Stock (5)

                  (iv) Form of Auction Agency Agreement for the Series E Auction Rate Preferred Stock (9)

                  (v) Form of Broker-Dealer Agreement for the Series C Auction Rate Cumulative Preferred Stock (5)

                  (vi) Form of Broker-Dealer Agreement for the Series E Auction Rate Cumulative Preferred Stock (9)

                  (vii)  Form of DTC Agreement (9)

         (1)      Opinion and Consent of Miles & Stockbridge (9)

         (m)      Not applicable

         (n)      (i)   Consent of independent accountant (10)

                  (ii)  Powers of Attorney (7)

         (o)      Not applicable

         (p)      Not applicable

         (q)      Not Applicable

         (r)      Codes of Ethics of the Fund and the Adviser (4)

(1)      Incorporated by reference to the Fund's annual report filed on March
         10, 2003.

(2) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2 Nos. 333-45951 and 811-4700; as filed with the Securities and Exchange Commission on February 10, 1998.

(3) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2 Nos. 333-47012 and 811-4700; as filed with the Securities and Exchange Commission on June 11, 2001.

(4) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2 Nos. 333-62323 and 811-4700; as filed with the Securities and Exchange Commission on December 12, 2000.

(5) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 3 to the Fund's Registration Statement on Form N-2 Nos. 333-86554 and 811-4700; as filed with the Securities and Exchange Commission on June 25, 2002.

(6) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2 Nos. 333-62323 and 811-4700; as filed with the Securities and Exchange Commission on October 13, 1995.

(7) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2 Nos. 333-86554 and 811-4700; as filed with the Securities and Exchange Commission on June 4, 2002.

(8) Incorporated by reference from the Registrant's Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2 Nos. 333-47012 and 811-4700; as filed with the Securities and Exchange Commission on June 18, 2002.

(9)      To be filed by amendment.

(10)     Filed herewith.

Item 25.          Marketing Arrangements

         See Exhibit 2(h) to this Registration Statement.

Item 26.          Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees  ..................................................     $
New York Stock Exchange listing fee .....................................
Rating Agency Fees.......................................................
Printing and engraving expenses .........................................
Auditing fees and expenses ..............................................
Legal fees and expenses .................................................
Blue Sky fees and expenses ..............................................
Miscellaneous............................................................
         Total...........................................................     $


Item 27.        Persons Controlled by or Under Common Control with Registrant

         NONE


Item 28.        Number of Holders of Securities as of December 31, 2002


                                                                Number of Record
Title of Class                                                       Holders
--------------                                                       -------

Common Stock, par value $.001 per share
7.25% Cumulative Preferred Stock, par
value $.001 per share
7.20% Cumulative Preferred Stock, par
value $.001 per share
Series C Auction Rate Cumulative Preferred
Stock, par value $.001 per share


Item 29.        Indemnification

         The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Directors Liability" in the Part B of this Registration Statement.

         Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.          Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 31.        Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of EquiServe Trust Company, N.A., PO Box 43025, Providence, RI 02940-3025.

Item 32.        Management Services

         Not applicable.

Item 33.        Undertakings

1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       The undersigned registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424 (b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         2. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         3. The undersigned registrant hereby undertakes to supplement the prospectus, after expiration of the subscription period, to set forth the results of the subscription offer, and the terms of any subsequent raftering thereof.

5.       1.       Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration
                  Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         2. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 24th day of September, 2003.

                                                 THE GABELLI EQUITY TRUST INC.


                                                 By:  /s/ Bruce N. Alpert
                                                      ------------------------
                                                       Bruce N. Alpert
                                                       President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 24th day of September, 2003.



           Signature                                         Title

                *                                   Director, Chairman and
----------------------------------                  Chief Investment Officer
Mario J. Gabelli

               *                                    Director
----------------------------------
Thomas E. Bratter

               *                                    Director
----------------------------------
Anthony J. Colavita

               *                                    Director
----------------------------------
James P. Conn

               *                                    Director
----------------------------------
Frank J. Fahrenkopf, Jr.

               *                                    Director
----------------------------------
Arthur V. Ferrara

               *                                    Director
----------------------------------
Karl Otto Pohl

               *                                    Director
----------------------------------
Anthony R. Pustorino

               *                                    Director
----------------------------------
Salvatore J. Zizza



/s/ Bruce N. Alpert                                 President
---------------------------------
Bruce N. Alpert
Attorney-in-Fact
* Pursuant to a Power of Attorney.

                                 EXHIBIT INDEX


EXHIBIT NUMBER                               DESCRIPTION

EX-99(a)(i)                   Articles of Incorporation*

EX-99(a)(ii)                  Articles Supplementary relating to the 7.20%
                              Cumulative Preferred Stock*

EX-99(a)(iii)                 Articles Supplementary relating to the Series C
                              Auction Rate Cumulative Preferred Stock*

EX-99(a)(iv)                  Form of Articles Supplementary relating to the
                              __% Series D Cumulative Preferred Stock**

EX-99(a)(v)                   Form of Articles Supplementary relating to the
                              Series E Auction Rate Cumulative Preferred**

EX-99(b)                      Amended and Restated By-Laws*

EX-99(d)(i)(A)                Specimen Stock Certificate, 7.20% Tax Advantaged
                              Cumulative Preferred Stock*

EX-99(d)(i)(B)                Specimen Stock Certificate, Series C Auction Rate
                              Preferred Cumulative Preferred Stock*

EX-99(d)(i)(C)                Specimen Stock Certificate, __% Series D
                              Cumulative Preferred Stock**

EX-99(d)(i)(D)                Specimen Stock Certificate, Series E Auction Rate
                              Cumulative Preferred Stock**

EX-99(e)                      Automatic Dividend Reinvestment and Voluntary
                              Cash Purchase Plan*

EX-99(g) Investment Advisory Agreement between Registrant and Gabelli Funds, LLC*

EX-99(h)                      Form of Underwriting Agreement**

EX-99(j) Custodian Agreement between Registrant and State Street Bank and Trust Company*

EX-99(k)(i)                   Registrar, Transfer Agency and Service Agreement
                              between Registrant and EquiServe Trust Company*

EX-99(k)(ii)                  Form of Auction Agency Agreement**

EX-99(k)(iii)                 Form of Broker-Dealer Agreement**

EX-99(k)(iv)                  Form of DTC Agreement**

EX-99(1)                      Opinion and Consent of Miles & Stockbridge**

EX-99(n)(i)                   Consent of PricewaterhouseCoopers LLP

EX-99(n)(ii)                  Powers of Attorney*

EX-99(r)                      Code of Ethics*

*Previously filed and incorporated by reference.

**To be filed by amendment.